                                                                    EXHIBIT 3.01

                             ARTICLES OF AMENDMENT
            TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF
                                XCELLENET, INC.



                                       1.

     The name of the corporation is "XcelleNet, Inc."

                                       2.

     The articles of incorporation of XcelleNet, Inc. are amended by:

     (I) Adding the following sentence to the end of Section 3.3:

          The designation of the preferences and other rights of the Series G Junior Participating Preferred Stock, for which sufficient authorized shares are available pursuant to Section 10 of each of Exhibits A, B, C and D to the Company's Amended and Restated Articles of Incorporation as a result of the conversion of all of the Convertible Preferred Stock, Series A, B, C, D, E and F, are attached as Exhibit E to these Amended and Restated Articles of Incorporation.

          (II) Adding the attached Exhibit E as Exhibit E to the Company's Amended and Restated Articles of Incorporation.

                                       3.

     The amendment was adopted on November 21, 1997.

                                       4.

     The amendment was duly adopted by the board of directors of XcelleNet, Inc.

     IN WITNESS WHEREOF, XcelleNet, Inc. has caused these Articles of Amendment to be executed as of November 24, 1997.

                              XCELLENET, INC.



                              By:  /s/ Jeanne N. Bateman
                                   ---------------------
                                 Jeanne N. Bateman
                                 Vice President - Finance

                                   EXHIBIT E
             TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
                               OF XCELLENET, INC.

        DESIGNATING THE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF
                 SERIES G JUNIOR PARTICIPATING PREFERRED STOCK



          There is hereby designated, of the authorized but unissued shares of Preferred Stock of the corporation, a series thereof, and the number of shares, voting powers, designation, preferences, and relative, participating, optional, and other special rights, and the qualifications, limitations, and restrictions thereof, of the shares of such series (in addition to those set forth in the Amended and Restated Articles of Incorporation, which are applicable to the Preferred Stock of all series), shall be as follows:

          (1) Designation and Number of Shares.  The designation of this series
              --------------------------------
of Preferred Stock shall be "Series G Junior Participating Preferred Stock" (hereinafter called "this Series"), to initially consist of 250,000 shares, which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors by filing additional articles of amendment to the corporation's amended and restated articles of incorporation. The shares of this Series are sometimes hereinafter referred to as the "Shares." Shares of this Series may be issued in fractional shares, which fractional shares shall entitle the holder, in proportion to such holder's fractional share, to all rights of a holder of a whole share of this Series.

          (2)  Distributions.
               -------------

               (a) Distribution Rights.  The holders of whole or fractional
                   -------------------
     Shares shall be entitled to receive, when, as, and if declared by the Board of Directors, subject to restrictions imposed by the Georgia Business Corporation Code or the Amended and Restated Articles of Incorporation on distributions to shareholders, and subject to the rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to this series with respect to dividends, (i) on each date that dividends or other distributions (other than dividends or distributions payable in Common Stock of the corporation) are payable on or in respect of Common Stock comprising part of the Reference Package (as defined below), in an amount per whole share of this Series equal to the aggregate amount of dividends or other distributions (other than dividends or distributions payable in Common Stock of the corporation) that would be payable on such date to a holder of the Reference Package and (ii) on the last day of March, June, September and December in each year, in an amount per whole share of this Series equal to the excess (if any) of $1.00 over the aggregate dividends paid per whole share of this Series during the three-month period ending on such last day.

     Each such dividend shall be paid to the holders of record of shares of this Series on the date, not exceeding sixty days preceding such dividend or distribution payment date, fixed for that purpose by the Board of Directors in advance of payment of each particular dividend or distribution. Dividends on each full and each fractional share of this Series shall be cumulative from the date such full or fractional share is originally issued; provided that any such full or fractional share originally issued after a dividend record date and on or prior to the dividend payment date to which such record date relates shall not be entitled to receive the dividend payable on such dividend payment date or any amount in respect of the period from such original issuance to such dividend payment date. The term "Reference Package" shall initially mean 100 shares of Common Stock, par value $0.01 per share ("Common Stock"), of the corporation. In the event the corporation shall at any time (i) declare or pay a dividend on any Common Stock payable in Common Stock, (ii) subdivide any Common Stock or (iii) combine any Common Stock into a smaller number of shares, then and in each such case the Reference Package after such event shall be the Common Stock that a holder of the Reference Package immediately prior to such event would hold thereafter as a result thereof. Holders of shares of this Series shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided on this Series.

               So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to this Series as to dividends or upon liquidation, nor shall any Common Stock nor any other stock of the corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the corporation (except by conversion into or exchange for stock of the corporation ranking junior to this Series as to dividends and upon liquidation), unless, in each case, the full cumulative dividends (including the dividend to be due upon payment of such dividend, distribution, redemption, purchase or other acquisition) on all outstanding shares of this Series shall have been, or shall contemporaneously be, paid.

               (b) Shares Purchased by Corporation. Shares of this Series
                   -------------------------------
     purchased by the corporation shall be canceled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series, which shares may thereafter be provided for and designated by the Board of Directors pursuant to Article III of the Amended and Restated Articles of Incorporation as part of a series of Preferred Stock to the same extent as if such shares had not previously been provided for and designated as part of a series of Preferred Stock; but such shares shall not be reissued as shares of this Series.

     (3) Rights of Redemption.  The shares of this Series shall not be
         --------------------
redeemable.

     (4) Rights on Liquidation, Dissolution, or Winding Up.
         ------------------------------------------------

               (a) In the event of any liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, the holders of full and fractional shares of this Series shall be entitled, before any distribution or payment is made on any date to the holders of the Common Stock or any other stock of the corporation ranking junior to this Series upon liquidation, to be paid in full an amount per whole share of this Series equal to the greater of (A) $1.00 or (B) the aggregate amount distributed or to be distributed prior to such date in connection with such liquidation, dissolution or winding up to a holder of the Reference Package (such greater amount being hereinafter referred to as the "Liquidation Preference"), together with accrued dividends to such distribution or payment date, whether or not earned or declared. If such payment shall have been made in full to all holders of shares of this Series, the holders of shares of this Series as such shall have no right or claim to any of the remaining assets of the corporation.

               (b) In the event the assets of the corporation available for distribution to the holders of shares of this Series upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) above, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such liquidation, dissolution or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such liquidation, dissolution or winding up.

               (c) Upon the liquidation, dissolution or winding up of the corporation, the holders of shares of this Series then outstanding shall be entitled to be paid out of assets of the corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (a) above before any payment shall be made to the holders of Common Stock or any other stock of the corporation ranking junior upon liquidation to this Series.

               (d) For purposes of this Section (4), the consolidation or merger of, or binding share exchange by, the corporation with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the corporation.

          (5) Merger, Consolidation, Share Exchange.  In the event of any
              -------------------------------------
merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of this Series shall at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that a holder of the Reference Package would be entitled to receive as a result of such transaction.

          (6) Voting Rights.  In addition to any other vote or consent of
              -------------
shareholders required by law or by the Amended and Restated Articles of Incorporation, as amended, of the corporation, each whole share of this Series shall, on any matter, vote as a class with any other capital stock comprising part of the Reference Package and voting on such matter and shall have the number of votes thereon that a holder of the Reference Package would have.

                           CERTIFICATE OF RESTATEMENT



          Pursuant to Section 14-2-1007 of the Georgia Business Corporation Code, XcelleNet, Inc., a Georgia corporation, (the "Corporation") hereby certifies that:

                                      ONE

          The name of the Corporation is XcelleNet, Inc.

                                      TWO

          On February 7, 1994, Amended and Restated Articles of Incorporation of the Corporation were duly adopted by the Board of Directors of the Corporation.

                                     THREE

          The Amended and Restated Articles of Incorporation of the Corporation contain amendments to the Articles of Incorporation requiring shareholder approval.

                                      FOUR

          On February 17, 1994, the shareholders of the Corporation duly approved the Amended and Restated Articles of Incorporation of the Corporation in their entirety, including all amendments contained therein, pursuant to
Section 14-2-1003 of the Georgia Business Corporation Code.

                                      FIVE

          The Amended and Restated Articles of Incorporation of the Corporation supersede the original Articles of Incorporation and all amendments to them.

          IN WITNESS WHEREOF, XcelleNet, Inc. has this Certificate of Restatement to be executed by its duly authorized officers on this 24th day of February, 1994.

                              XCELLENET, INC.



                              By:  /s/ Sidney V. Sack
                                   ------------------------------------
                                   Sidney V. Sack,
                                   Chief Financial Officer and Secretary

                              AMENDED AND RESTATED
                          ARTICLES OF INCORPORATION OF
                                XCELLENET, INC.



                                   ARTICLE I

                                      NAME

          The name of the corporation is XcelleNet, Inc.

                                   ARTICLE II

                               PURPOSE AND POWERS

          The purpose of the corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Georgia Business Corporation Code. It shall have all powers that may now or hereafter be lawful for a corporation to exercise under the Georgia Business Corporation Code.

                                  ARTICLE III
                               AUTHORIZED SHARES

          Section 3.1. Authorized Shares. The corporation shall have authority to be exercised by the Board of Directors to issue not more than 30,000,000 shams of common stock of One Cent ($0.01) par value, such stock to be entitled the "Common Stock" and 10,000,000 shares of preferred stock of One Cent ($0.01) par value, such stock to be entitled the "Preferred Stock" and which may be issued in series by the Board of Directors as provided below.

          Section 3.2 Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series. All shares of Preferred Stock shall be of equal rank and shall be identical except with respect to the particulars that may be fixed by the Board of Directors as hereinafter provided pursuant to authority which is hereby expressly vested in the Board of Directors; and each share of a series shall be identical in all respects with the other shares of such series. Different series of the same class of shams shall not be construed to constitute different classes of shares for the purpose of voting by classes, except when such voting by classes is expressly required by law. Before any shares of Preferred Stock of any particular series shall be issued, the Board of Directors shall fix and determine and is hereby expressly empowered to fix and determine, in the manner provided by law, the following provisions of the shares of such series:

          (i) the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

          (ii) the rate of dividend payable on shares of such series, the times of payment of dividends, whether dividends shall be cumulative, conditions upon which and the date from which such dividends shall be accumulated on all shares of such series, and whether arrearages on the payment of dividends will bear interest;

          (iii) the time or times when and the price or prices at which shares of such series shall be redeemable and the purchase, retirement or sinking fund provisions, if any, for the purchase or the redemption of such shares;

          (iv) the amount payable on shares of such series in the event of any voluntary or involuntary liquidation, which shall not be deemed to include the merger or consolidation of the corporation or a sale, lease, or conveyance of all or part of the assets of the corporation;

          (v) the rights, if any, of the holders of shares of such series to convert such shares into, or exchange such series for, shares of Common Stock or shares of any other series of Preferred Stock and the terms and conditions of such conversion or exchange;

          (vi) the voting rights of shares of such series or absence thereof and the extent of such voting rights, if any.

          Section 3.3.  Designations of Preferences of Preferred Stock.   The
designations of the preferences and other rights of the Convertible, Preferred Stock, Series A, B, and C, are attached as Exhibit A to these Amended and Restated Articles of Incorporation, and the designations of the preferences and other rights of the Convertible, Preferred Stock, Series D, E, and F, are attached as Exhibits B, C, and D, respectively, to these Amended and Restated Articles of Incorporation.

                                   ARTICLE IV
                               PREEMPTIVE RIGHTS

          None of the holders of shares of any class of stock of the corporation shall be entitled as a matter of right to purchase, subscribe for or otherwise acquire any new or additional shares of stock of the corporation of any class now or hereafter authorized, or any options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares, or any shares, evidences of indebtedness, or any other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any new or additional shares.

                                   ARTICLE V

                          Constituency Considerations

          In discharging the duties of their respective positions and in determining what is believed to be in the best interests of the corporation, the Board of Directors, committees of the Board of Directors, and individual directors, in addition to considering the effects of any action on the corporation or its shareholders, may consider the interests of the employees, customers, suppliers, and creditors of the corporation and its subsidiaries, the communities in which offices or other establishments of the corporation and its subsidiaries are located, and all other factors such directors consider pertinent; provided, however, that this Article shall be deemed solely to grant discretionary, authority to the directors and shall not be deemed to provide to any constituency any right to be considered.

                                   ARTICLE VI

                      Limitation on Liability of Directors

          Section 6.1. Limitation on Liability. A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of duty of care or other duty as a director, except for liability (i) for any appropriation in violation of his duties, of any business opportunity of the corporation. (ii) for acts or omissions which involved intentional misconduct or a knowing violation of law, (iii) of the types set forth in Section 14-2-832 of the Georgia Business Corporation Code, or
(iv) for any transaction from which the director derived an improper personal benefit The provisions of this Article shall not apply with respect to acts or omissions occurring prior to the effective date of this Article.

          Section 6.2. Repeal or Modification of this Article. Any repeal or modification of the provisions of this Article by the shareholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation with respect to any act or omission occurring prior to the effective date of such repeal or modification.

          Section 6.3. Amendment of the Georgia Business Corporation Code. If the Georgia Business Corporation Code hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Georgia Business Corporation Code.

                                  ARTICLE VII
                                  SEVERABILITY

          In the event that any of the provisions of these Articles of Incorporation (including any provision within a single Section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the full extent permitted by law.

          IN WITNESS WHEREOF, XcelleNet, Inc. executes these Amended and Restated Articles of Incorporation by its duly authorized officer on this 24th day of February, 1994.

                              XCELLENET, INC.



                              By:  /s/ Sidney V. Sack
                                   ------------------------
                                   Sidney V. Sack
                                   Secretary

                                   EXHIBIT A
             TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                                XCELLENET, INC.

                DESIGNATING THE PREFERENCES AND OTHER RIGHTS OF
         CONVERTIBLE PREFERRED STOCK, SERIES A, SERIES B, AND SERIES C



          There is hereby designated, of the authorized but unissued shares of Preferred Stock of the Corporation, three series thereof, and the number of shares, voting powers, designation, preferences, and relative, participating, optional, and other special rights, and the qualifications, limitations, and restrictions thereof, of the shares of each such series (in addition to those set forth in the Articles of Incorporation which are applicable to the Preferred Stock of all series), shall be as follows:

          (1) Designation and Number of Shares.  The designation of these series
              --------------------------------
of Preferred Stock shall be: (i) "Convertible Preferred Stock, Series 'A'" (hereinafter called "Series A"), to consist of 375,000 shares; (ii) "Convertible Preferred Stock, Series 'B'" (hereinafter called "Series B"), to consist of 250,000 shares; and (iii) "Convertible Preferred Stock, Series 'C'" (hereinafter called "Series C"), to consist of 214,750 shares. The shares of Series A, Series B, and Series C are hereinafter collectively referred to as the "Shares".

          (2)  Distributions.
               -------------

               (a) Distribution Rights.  The holder of Shares shall be entitled
                   -------------------
     to receive, when, as, and if declared by the Board of Directors, subject to restrictions imposed by the Georgia Business Corporation Code or the Articles of Incorporation on distributions to shareholders, and subject to the provisions of paragraph (4) with respect to distributions in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, transfers of money or other property (except of the Corporation's own shares) or incurrence of indebtedness by the Corporation in respect of any of its shares, whether by dividend, purchase, redemption, or other acquisition of shares, a distribution of indebtedness, or otherwise (hereinafter referred to as a "distribution"), in an amount equal to the distribution declared for each Share or for each share of Common Stock. So long as any Shares shall remain outstanding, (i) no distribution whatsoever shall be declared or paid upon or set apart for the Shares or for the Common Stock or any other shares ranking on a parity with or junior to the Shares in payment of distributions; (ii) no redemption or purchase by the Corporation of Shares or of any shares ranking on a parity with or junior to the Shares in payment of distributions shall occur; and (iii) no moneys shall be paid to or made available for a sinking fund for the redemption or purchase of any such shares or otherwise applied to any such redemption or purchase, unless in each instance distributions, redemptions, or payments in an equal amount per share shall have been declared and sufficient funds set aside for the payment thereof to the holders of the Shares.

               (b) Shares Held by Corporation. For the purposes of this
                   --------------------------
     paragraph (2), no Share shall be deemed to be issued or outstanding at any time at which it is held by, or for the account of the Corporation or by or for the account of any majority-owned subsidiary of the Corporation.

     (3) Rights of Redemption. The Shares will not be subject to redemption by
         --------------------
     the Corporation.

     (4) Rights on Liquidation, Dissolution, or Winding Up.
         -------------------------------------------------

               (a) In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, the holders of the Shares then outstanding shall be entitled to be paid, out of the assets of the Corporation available for distribution to its shareholders, before any payment shall be made to the holders of Common Stock or any shares ranking on liquidation junior to the Shares, (i) an amount equal to $4.80 per share of Series A; (ii) an amount equal to $4.85 per share of Series B; and (iii) an amount equal to $7.00 per share of Series C. If upon voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of the Shares and of any shares ranking on liquidation on a parity with the Shares the full amounts to which they respectively shall be entitled, the holders of such Shares and of such parity shares shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, after payment shall have been made to the holders of the Shares and of any shares ranking on liquidation on a parity with the shares of the full amount to which such shares shall be entitled as aforesaid, no further payments or distributions shall be made with respect to the shares of Series C, but the holders of the shares of Series A and Series B shall be entitled to be paid an amount per share of Series A and Series B equal to the distribution to be made with respect to each share of Common Stock from all remaining assets of the corporation available for distribution to its shareholders.

               (b) For the purposes of this paragraph (4), the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation of the Corporation, and the allocation of any cash, securities, or other property received by the Corporation in consideration for such sale shall be made in accordance with the provisions of paragraph (4)(a) as if such sale of assets were a liquidation of the Corporation. Nothing herein shall be construed as requiring or permitting a sale of assets to be treated as a liquidation for any purpose other than the allocations provided for in this subparagraph
     (4)(b).

               (c) Notwithstanding any other provision of this paragraph (4), the merger, consolidation, or similar business combination of the Corporation into or with any other corporation or the acquisition by any other corporation of all of the outstanding shares of one or more classes or series of the Corporation through a statutory share exchange or similar business combination, in which, following such merger, consolidation, share exchange, or similar business combination, less than 50% of the voting power of the surviving entity is hold by persons that were shareholders of the Corporation immediately prior to such merger, consolidation, share exchange, or similar business combination (an "Acquisition Event"), shall be deemed to be a liquidation of the Corporation; provided, however, that such a deemed liquidation shall not be governed by the provisions of paragraph (4)(a) but by the following provisions of this paragraph (4)(c). Upon the occurrence of an Acquisition Event, the holders of the Shares then outstanding shall be entitled to be allocated, out of such cash. securities or other property, before any allocation shall be made to the holders of Common Stock or any shares ranking on liquidation junior to the Shares, (i) an amount equal to $4.80 per share of Series A, (ii) an amount equal to $4.85 per share of Series B, and (iii) an amount equal to $7.00 per share of Series C. If upon such Acquisition Event, the Cash, securities, or other property into which the shares of capital stock of the Corporation are to be converted shall be insufficient to pay the holders of the Shares and of any shares ranking on liquidation on a parity with the Shares the full amounts to which they respectively shall be entitled pursuant to this paragraph (4)(c), the holders of such Shares and of such parity shares shall share ratably in any cash, securities or other property into which shares of capital stock of the Corporation are to be converted according to the respective amounts which would be payable in respect of the shares held by them upon such payment if all amounts payable on or with respect to said shares were paid in full. Upon the occurrence of any Acquisition Event, after payment shall have been made to the holders of the Shares and of any shares ranking on liquidation on a parity with the Shares of the full amount to which such Shares shall be entitled pursuant to this paragraph
     (4)(c), no further payments or distributions shall be made with respect to the Shares and all remaining cash, securities, or other property into which shares of capital stock of the Corporation are to be converted shall be allocated ratably to the Common Stock. Nothing herein shall be construed as requiring or permitting a merger, consolidation, share exchange, other business combination, to be treated as a liquidation for any purpose other than the allocations provided for in this paragraph (4)(c).

               (d) Except as provided in paragraph (4)(b) and (4)(c), the merger, consolidation, or similar business combination of the Corporation into or with any other corporation, the merger, consolidation, or similar business combination of any other corporation into or with the Corporation, the acquisition by any other corporation of all of the outstanding shares of one or more classes or series of the statutory share exchange or similar Corporation through a business combination, or the sale, transfer, mortgage, pledge, or lease of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution, or winding up of the affairs of the Corporation within the meaning of paragraph (4). Except as provided in paragraph (4)(c), the entitlement of the holders of

     Shares in the case of the merger, consolidation, or similar business combination of the Corporation into or with any other corporation, the merger, consolidation, or similar business combination of any other corporation into or with the Corporation, of the acquisition by any other corporation of all of the outstanding shares of one or more classes or series of the Corporation through a statutory share exchange or similar business combination, shall be: (x) if this Corporation shall not be a surviving corporation in such transaction, to receive shares of the surviving corporation having the same rights as the Shares, including, without limitation, conversion rights based upon a Stock Unit as referred to in paragraph (5)(c), or (y) if this Corporation is a surviving corporation in such a transaction, that the transaction does not effect any amendment or repeal of any of the terms and provisions of the outstanding Shares in a manner adversely affecting the holders thereof, which if made through an amendment to the Articles of Incorporation would require authorization by the vote referred to in paragraph (7)(b). No such merger, consolidation, share exchange, or similar transaction shall be effected unless provision for such entitlement is made or shall result and be met for the holders of the Shares, unless such transaction shall, in addition to any other vote required, be authorized by the vote referred to in paragraph (7)(b).

               (e) Written notice of any voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the Corporation within the meaning of paragraph (4)(a), (4)(b) and (4)(c), stating a payment date and the place where the distributable amounts shall be payable, shall be given by first-class mail, postage prepaid, not less than 30 days prior to the payment date stated therein, to each record holder of the Shares at his address as the same shall appear on the shareholder records of the Corporation.

     (5) Conversion Rights.  The Shares shall be convertible into Common Stock,
         -----------------
     $.01 par value per share, of the Corporation on the following terms and conditions:

               (a) Term.  Subject to and upon compliance with the provisions of
                   ----
     this paragraph (5), the holder of any Shares may convert any Shares at his option at any time (during business hours on a Business Day) at the offices of the Company, or at such other place or places, if any, as the Board of Directors may determine, into such number of fully paid and nonassessable shares of Common Stock (or other property) as are issuable pursuant to the conversion formula set forth in paragraph (5)(c), as the same may be adjusted from time to time pursuant to paragraph (6). The Corporation shall make no payment or adjustment on account of distributions accrued or in arrears on the Shares surrendered for conversion and no adjustment on account of distributions on the shares of Common Stock issuable upon conversion.

               (b) Surrender of Shares.  In order for any holder of Shares to be
                   -------------------
     entitled to convert the same into Common Stock, he shall surrender the certificate or certificates for such Shares at one of the places referred to in paragraph (5)(a), duly endorsed to the Corporation or in blank or accompanied by proper instruments of transfer to the Corporation or in blank, and shall give written notice to the Corporation at said place that he elects to convert said Shares and shall state in writing therein the name or names in which he wishes the certificate or certificates for shares of Common Stock issuable on such conversion to be issued. Subject to the provisions of paragraph (5)(a), every such notice of election to convert shall constitute a contract between the holder of such Shares and the Corporation (i) whereby such holder shall be deemed to subscribe for the amount of Common Stock which he will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription, to surrender the Shares to be converted and to release the Corporation from all obligation thereon, and (ii) whereby the Corporation shall be deemed to agree that the surrender of the certificate or certificates for such Shares and the extinguishment of obligation thereon shall constitute full payment of such subscription for the Common Stock so subscribed for and to be issued upon such conversion.

               The Corporation will as soon as practicable after such deposit of certificates for Shares, accompanied by the written notice and the statement above prescribed, issue and deliver to the person for whose account such Shares were so surrendered, or to his nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid. together with a check or cash in respect of any fraction of a share as hereinafter provided in paragraph
     (5)(f). Subject to the following provisions of this paragraph (5), such conversion shall be deemed to have been made on the Business Day on which the Corporation shall have received the Shares to be converted and the notice and statement above prescribed, and the person or persons entitled to receive the Common Stock issuable upon conversion of such Shares shall be deemed for all purposes to have become the record holder or holders of such Common Stock and to have ceased to be the holder of the Shares surrendered for conversion on such Business Day. The Corporation shall not be required to convert, and no surrender of any Shares shall be effective for that purpose, while the shareholder records of the Corporation are closed for any purpose, but the surrender of any Shares for conversion during any period while such records are closed shall become effective for conversion immediately upon the reopening of such records, as if the conversion had been made on the date such Shares were surrendered, and on the basis of conversion in effect on the date of such surrender. Nothing in the preceding sentence shall require the Corporation to effect conversions otherwise than during business hours upon a Business Day, and Shares which are surrendered for conversion upon a day which is not a Business Day shall be deemed to be so surrendered upon the next succeeding Business Day.

               (c) Stock Unit.  Each share shall be convertible, at the times
                   ----------
     and places and in the manner referred to in subparagraphs (a) and (b) above, into one "Stock Unit". The Contents of a Stock Unit as of the date of filing these Articles of Amendment with the Secretary of State of the State of Georgia, shall be one (1) share of Common Stock (as constituted upon such date) of the Corporation. The contents of a Stock Unit shall thereafter be subject to adjustment in accordance with the provisions of paragraph (6).

               (d) Taxes.  The issue of share certificates on conversion of
                   -----
     Shares shall be made free of any tax in respect of such issue. The Corporation shall not, however, be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares in a name other than that of the holder of the Shares converted, and the Corporation shall not be required to issue or deliver any such share certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

               (e) Reservation of Shares.  The corporation shall at all times
                   ---------------------
     reserve and keep available, out of its authorized and unissued shares, solely for the purpose of effecting the conversion of Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Shares from time to time outstanding. The Corporation shall from time to time, in accordance with the Georgia Business Corporation Code, use its best efforts to cause the number of authorized shares of its Common Stock to be increased if at any time the number of authorized shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the then outstanding Shares.

               (f) Fractional Shares.  The Corporation shall not be required to
                   -----------------
     issue fractional shares of Common Stock or scrip upon conversion of Shares. As to any final fraction of a share of Common Stock which a holder of one or more Shares would otherwise be entitled to receive upon conversion of Shares in the same transaction, the Corporation shall pay a cash adjustment in respect of such final fraction in an amount equal to: (i) $4.80 per share of Series A; (ii) $4.85 per share of Series B; or (iii) $7.00 per share of Series C.

     (6) Antidilution.  The number of shares of Common Stock comprising a Stock
         ------------
     Unit shall be subject to adjustment from time to time, as follows:

               (a) Recapitalization.  In case the Corporation after the date of
                   ----------------
     filing these Articles of Amendment with the Secretary of State of the State of Georgia (the "Base Date") shall (i) issue a share dividend to the holders of its Common Stock, (ii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iii) issue by reclassification of its shares of Common Stock any shares of the Corporation, then the number of shares of Common Stock comprising a Stock Unit immediately after the happening of any of the events described above shall be adjusted so as to consist of the number of shares of the Corporation which a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive after the happening of such event (taking into account fractional interests in shares included in a Stock Unit to the nearest one-hundredth of a share, and for the purposes of the foregoing considering such fractional interests as outstanding fractional shares). Similar adjustments to the content of a Stock Unit shall be made if any of the events described above in this subparagraph (a) shall thereafter occur. An adjustment made pursuant to this subparagraph (4) shall become effective retroactively immediately after the record date in the case of a share dividend. and shall become effective immediately after the effective date in the case of a combination or reclassification, subject in each case to the provisions of subparagraph (c) of this paragraph (6).

               (b) Merger, Consolidation, or Share Exchange.  In case, after the
                   ----------------------------------------
     Base Date, as a result of a merger, consolidation, or similar business combination of the Corporation into or with another corporation, the acquisition by any other corporation of all of the outstanding shares of one or more classes or series of the Corporation through a statutory share exchange or similar business combination, or the sale or other transfer of the Corporation's property, assets, and business substantially as an entity to a successor corporation, the Common Stock is in effect changed, in whole or in part, into a different kind or class of shares or other securities or property, the contents of a Stock Unit shall thereupon become the kind and amount of shares or other securities or property receivable upon such merger, consolidation, share exchange, or similar business combination, or upon the dissolution following such sale or other transfer, by a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to such change.

               (c) De Minimus Adjustments.  No adjustment in the number of
                   ----------------------
     shares of Common Stock comprising a Stock Unit shall be required under this paragraph (6) unless such adjustment would require an increase or decrease of at least 1% in the number of shares of Common Stock at the time comprising a Stock Unit, or a change in the kind of class of shares or other securities or property Comprising a Stock Unit; provided, however, that any adjustments which by reason of the foregoing are not required at the time to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment. If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to shareholders of any such dividend, distribution, or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution, or subscription or purchase rights, then no adjustment in the number of shares of Common Stock comprising a Stock Unit shall be required by reason of the taking of such record.

               (d) Other Actions by Corporation.  In case the Corporation after
                   ----------------------------
     the Base Date shall take any action affecting the Common Stock, other then action described in subparagraphs (a) and (b) of this paragraph (6), which in the opinion of the Board of Directors of the Corporation would materially affect the rights of this holders of the Shares, the Common Stock included in a Stock Unit shall be adjusted in such manner, if any, and at such time, as the Board of Directors of the Corporation, in its sole discretion, may determine to be equitable in the circumstances. Failure of the board of Directors of the Corporation to provide for an adjustment prior to the effective date of any such action by the corporation affecting the Common Stock shall be conclusive evidence that the Board of Directors of the Corporation has determined that it is equitable to make no adjustment in the circumstances.

               (e) Notices of Adjustment.  Whenever the content of a Stock Unit
                   ---------------------
     is adjusted pursuant to this paragraph (6), the Corporation shall promptly mail to each holder of record of the Shares a certificate signed by the President or Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated and specifying the number, or kind, or class of shares or other securities or property comprising a Stock Unit after giving effect to such adjustment.

               Failure to file any certificate or notice or to publish or mail any notice, or any defect in any certificate or notice, pursuant to this paragraph (6) shall not affect the legality or validity of the adjustment in the content of a Stock unit or of any transaction giving rise thereto.

               (f) Definition of Terms.  For the purposes of this paragraph (6),
                   -------------------
     the number of shares of Common Stock at any time outstanding shall not include shares then owned or held by or for the account of the Corporation or any majority-owned subsidiary.

               For the purposes of this paragraph (6), the term "Common Stock" shall mean (i) the class of shares designated as the Common Stock, par value $.01 per share, of the Corporation at the Base Date or (ii) any other class of shares resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this paragraph (6), a Stock Unit shall include shares of the Corporation other than shares of Common Stock. thereafter the number of such other shares so included in a Stock Unit shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common stock contained in subparagraphs (a) and (b) of this paragraph (6), and all other provisions of this paragraph
     (6) with respect to Common Stock shall apply on like terms to any such other shares. Subject to the foregoing, and unless the context requires otherwise, all references to Common Stock in this paragraph (6) shall, in the event of an adjustment pursuant to this paragraph (6), be deemed to refer also to any other securities or property then comprising a Stock Unit as a result of such adjustments.

     (7)  Voting Rights.
          -------------

               (a) Voting Rights.  The holders of record of the Shares shall
                   -------------
     have one (1) vote in respect of each Share held by such holder of record with respect to every matter coming before any meeting of the shareholders, or otherwise to be acted upon by the shareholders; except that, if at any time the contents of the Stock Unit referred to in subparagraph 5(c) shall include more or fewer than one (1) share of Common Stock of the Corporation, each Share shall have a number of votes per share equal to the fractional number of shares of Common Stock (to the nearest one-hundredth of a share) contained in a Stock Unit upon the record date to determine entitlement to vote, but not less than one (1) vote per share. In all votes of shareholders, the holders of the Shares shall vote in the same class as the holders of Common Stock except as expressly provided in this statement of Designation, Preferences, and Other Rights or as otherwise required by the Georgia Business Corporation Code.

          (b)  Amendment of Terms of Shares.
               ----------------------------

                    (i) Notwithstanding the provisions of subparagraph 7(a), so long as any shares of Series A shall be outstanding, the Corporation shall not, without the affirmative vote at a meeting called for that purpose or the written consent of the holders of at least a majority of the aggregate number of shares of Series A at the time outstanding, or such greater vote as may be required by the Georgia Business Corporation Code, adopt any amendment to the Articles of Incorporation which would amend or repeal any of the terms and provisions of the outstanding shares of Series A in a manner materially affecting the holders thereof.

                    (ii) Notwithstanding the provisions of subparagraph 7(a), so long as any shares of Series B shall be outstanding, the Corporation shall not, without the affirmative vote at a meeting called for that purpose or the written consent of the holders of at least a majority of the aggregate number of shares of Series B at the time outstanding, or such greater vote as may be required by the Georgia Business Corporation Code, adopt any amendment to the Articles of Incorporation which would amend or repeal any of the terms and provisions of the outstanding shares of Series a in a manner materially affecting the holders thereof.

                    (iii) Notwithstanding the provisions of subparagraph 7(a), so long as any shares of Series C shall be outstanding, the corporation shall not, without the affirmative vote at a meeting called for that purpose or the written consent of the holders of at least a majority of the aggregate number of shares of Series C at the time outstanding, or such greater vote as may be required by the Georgia Business Corporation Code, adopt any amendment to the Articles of Incorporation which would amend or repeal any of the terms and provisions of the outstanding shares of Series C in a manner materially affecting the holders thereof.

          (c)  (i)  Issuance of Senior Preferred Shares.  So long as any Shares
                    -----------------------------------
          shall be outstanding, the Corporation shall not, without the affirmative vote at a meeting called for that purpose or the written consent of the holders of at least a majority of the aggregate amount of shares of each of the Series A, Series B, and Series C outstanding, take action to authorize any class of shares ranking prior to the Shares, or to increase the authorized number of shares of any such prior class.

                    (ii) Definition of Senior Preferred Shares.  For the
                         -------------------------------------
          purposes of this subparagraph (c), shares shall be deemed to rank prior to the Shares if the holders thereof shall be entitled to the receipt of distributions or of amounts distributable on liquidation, dissolution, at winding up of the affairs of the Corporation, as the case may be, in preference or priority to the holders of the Shares, but shall be deemed to rank an a parity with, and not prior to the Shares, if the holders of such class shall be entitled to the receipt of distributions or of amounts distributable on liquidation, dissolution, or winding up of the affairs of the Corporation, as the case may be, in proportion to-their respective distribution rates or liquidation prices. without preference or priority one over the other as between the holders of such shares and the holders of the Shares, whether or not the distribution rates, distribution payment dates, or liquidation prices per share thereof are different from those of the Shares (including without limitation, whether or not such other shares shall have the benefit of any provision for any extra participating preferred distribution. It shall not be deemed to be the creation of any such prior class or series of shares if the Corporation shall take action to authorize the creation or issuance of any indebtedness of the withstanding that such indebtedness may be subordinate to other indebtedness of the Corporation, and notwithstanding that such indebtedness may be convertible at the option of the Corporation or the option of the holder into shares of the Corporation (but the authorization of any such shares which are prior to the Shares shall be subject to the foregoing provisions), and notwithstanding that such indebtedness may be both so subordinate and so convertible.

               (d) Exceptions to Voting Rights.  It shall not constitute any
                   ---------------------------
     amendment or repeal of the terms and provisions of any of the outstanding Shares having an adverse effect on the holders thereof within the meaning of subparagraph (b) of this paragraph (7) for the corporation to take action to authorize any other class or series of shares ranking on a parity with the Shares as to either distributions or liquidation preferences or both; and, except as otherwise provided by law or expressly otherwise provided herein, any such action may be authorized without the concurrence of holders of the Shares.

               Notwithstanding the provisions of subparagraphs (b) or (c) above, unless otherwise specifically provided in subparagraph (7)(c)(ii) as to series of Preferred Stock prior to the Shares, no vote or consent of the holders of Shares shall be required in connection with the authorization of any series of Preferred Stock or the issuance of any shares of any such series or the adoption by the board of Directors of the Corporation of any resolution providing for a series of Preferred Stock.

          (8) Relationship to Other Series of Preferred Stock.  Without limiting
              -----------------------------------------------
in any manner the powers of the Board of Directors as expressed in Article Five of the Articles of Incorporation, it is expressly understood that the Board of Directors, without any action on the part of shareholders, may provide in the Articles of Amendment providing for any series of Preferred Stock such conforming provisions and such restrictions on any series (including the Shares) as are reasonably designed to permit consistent treatment among parity series (without materially adversely affecting the rights of the holders of the Shares), including, without limitation, restrictions on the payment of distributions on and/or purchase or redemption (or the setting aside of amounts into a sinking fund for purchase or redemption) of shares ranking on a parity with or junior to such newly created series, which restrictions are applicable to such parity or junior series (including the Shares); without limitation, such restrictions may operate in a manner similar to the manner in which the provisions of paragraph (2) relating to such matters apply by their terms to shares on a parity with or junior to the Shares.

          (9)  Meaning of Certain Terms.
               ------------------------

               (a) For the purposes hereof, shares shall be deemed to rank:

                    (i) prior to Shares either as to distributions or on liquidation if the holders thereof shall be entitled to the receipt of distributions or of amounts distributable on liquidation, dissolution, or winding up of the affairs of the Corporation, as the case may be, in preference or priority to the holders of the Shares;

                    (ii) on a parity with Shares as to distributions or on liquidation, whether or not the distribution rates, distribution payment dates, at redemption or liquidation prices per share thereof are different from those of the Shares (including, without limitation, whether or not such other shares shall have the benefit of any provision for any extra participating preferred distribution), if the holders thereof shall be entitled to the receipt of distributions or of amounts distributable on liquidation, dissolution, at winding up of the affairs of the Corporation, as the case may be, in proportion to their respective distribution rates or liquidation prices, without preference at priority one over the other as between the holders of such shares and the holders of the Shares; and

                    (iii) junior to Shares either as to distributions or on liquidation if the rights of the holders thereof shall be subject or subordinate to the rights of the holders of the Shares in respect of the receipt of distributions or of the amounts distributable on liquidation, dissolution, or winding up of the affairs of the Corporation, as the case may be.

               (b) For the purposes hereof, "Business Day" shall mean any day upon which commercial banks in the City of Atlanta, Georgia are required to be open for the transaction of their general banking business.

          (10) Certain Provisions Concerning Conversion and Retirement.  Upon
               -------------------------------------------------------
the conversion of any of the Shares pursuant to the provisions of paragraph (5), such Shares shall be deemed to be retired. Upon any such retirement and upon such conversion, the Shares so converted or otherwise so retired shall be restored to the status of authorized but undesignated and unissued Shares of Preferred Stock of the Corporation, which shares may thereafter be provided for and designated by the Board of Directors pursuant to Article Five of the Articles of Incorporation as part of a series of Preferred Stock to the same extent as if such shares had not previously been provided for and designated as part of a series of Preferred Stock; but such shares shall not be reissued as shares of Series A, Series B, or Series C.

          (11) Amendment.  The Board of Directors reserves the right to amend
               ---------
the provisions of these Articles of Amendment subject to the provisions of paragraph (7); without limiting the generality of the foregoing, the Board of Directors may amend the provisions of these Articles of Amendment without any vote or consent of the shareholders of the Corporation of any class or series by decreasing (including a decrease to zero) (but not increasing) the number of Shares designated hereby, but no such decrease shall be effected to a number less than the number to Shares at the time issued and outstanding.

                                   EXHIBIT  B
             TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                                XCELLENET, INC.

                DESIGNATING THE PREFERENCES AND OTHER RIGHTS OF
                     CONVERTIBLE PREFERRED STOCK, SERIES D



          In addition to the Convertible Preferred Stock, Series A, Series B and Series C, there is hereby designated, of the authorized but unissued shares of Preferred Stock of the Corporation, a separate series thereof, and the number of shares, voting powers, designation, preferences, and relative, participating, optional, and other special rights, and the qualifications, limitations, and restrictions thereof, of the shares of such series (in addition to those set forth in the Articles of Incorporation which are applicable to the Preferred Stock of all series), shall be as follows:

          (1) Designation and Number of Shares.  The designation of this series
              --------------------------------
of Preferred Stock shall be "Convertible Preferred Stock, Series D" (hereinafter called "Series D Stock"), to consist of 225,000 shares. The shares of Series D are sometimes hereinafter referred to as the "Shares."

     (2)  Distributions.
          -------------

               (a) Distribution Rights.  The holders of Shares shall be entitled
                   -------------------
     to receive, when, as, and if declared by the Board of Directors, subject to restrictions imposed by the Georgia Business Corporation Code or the Articles of Incorporation on distributions to shareholders, and subject to the provisions of paragraph (4) with respect to distributions in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, transfers of money or other property (except of the Corporation's own shares) or incurrence of indebtedness by the Corporation in respect of any of its shares, whether by dividend, purchase, redemption, or other acquisition of shares, a distribution of indebtedness, or otherwise (hereinafter referred to as a "distribution"), in an amount equal to the distribution declared for each Share or for each share of Common Stock. So long as any Shares shall remain outstanding, (i) no distribution whatsoever shall be declared or paid upon or set apart for the Shares or for the Common Stock or any other shares ranking on a parity with or junior to the Shares in payment of distributions; (ii) no redemption or purchase by the Corporation of Shares or of any shares ranking on a parity with or junior to the Shares in payment of distributions shall occur; and (iii) no moneys shall be paid to or made available for a sinking fund for the redemption or purchase of any such shares or otherwise applied to any such redemption or purchase, unless in each instance distributions, redemptions, or payments in an equal amount per share shall have been declared and sufficient funds set aside for the payment thereof to the holders of the Shares.

               (b) Shares Held by Corporation.  For the purposes of this
                   --------------------------
     paragraph (2), no Share shall be deemed to be issued or outstanding at any time at which it is held by or for the account of the Corporation or by or for the account of any majority-owned subsidiary of the Corporation.

     (3) Rights of Redemption.  The Shares will not be subject to redemption by
         --------------------
     the Corporation.

     (4) Rights on Liquidation, Dissolution, or Winding Up.
         -------------------------------------------------

               (a) In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, the holders of the Shares then outstanding shall be entitled to be paid, out of the assets of the Corporation available for distribution to its shareholders, before any payment shall be made to the holders of Common Stock or any shares ranking on liquidation junior to the Shares, an amount equal to $9.00 per share of Series D Stock. If upon voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of the Shares and of any shares ranking on liquidation on a parity with the Shares (including, without limitation, the shares of the Corporation's Convertible Preferred Stock, Series A, Series B and Series C) the full amounts to which they respectively shall be entitled, the holders of such Shares and of such parity shares shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, after payment shall have been made to the holders of the Shares and of any shares ranking on liquidation on a parity with the Shares of the full amount to which such shares shall be entitled as aforesaid, no further payments or distributions shall be made with respect to the Shares.

               (b) For the purposes of this paragraph (4), the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation of the Corporation, and the allocation of any cash, securities, or other property received by the Corporation in consideration for such sale shall be made in accordance with the provisions of paragraph (4)(a) as if such sale of assets were a liquidation of the Corporation. Nothing herein shall be construed as requiring or permitting a sale of assets to be treated as a liquidation for any purpose other than the allocations provided for in this subparagraph
     (4)(b).

               (c) Notwithstanding any other provision of this paragraph (4), the merger, consolidation, or similar business combination of the Corporation into or with any other corporation or the acquisition by any other corporation of all of the outstanding shares of one or more classes or series of the Corporation through a statutory share exchange or similar business combination, in which, following such merger, consolidation, share exchange, or similar business combination, less than 50% of the voting power of the surviving entity is hold by persons that were shareholders of the Corporation immediately prior to such merger, consolidation, share exchange, or similar business combination (an "Acquisition Event"), shall be deemed to be a liquidation of the Corporation; provided, however, that such a deemed liquidation shall not be governed by the provisions of paragraph (4)(a) but by the following provisions of this paragraph (4)(c). Upon the occurrence of an Acquisition Event, the holders of the Shares then outstanding shall be entitled to be allocated, out of such cash. securities or other property, before any allocation shall be made to the holders of Common Stock or any shares ranking on liquidation junior to the Shares an amount equal to $9.00 per share of Series D Stock. If upon such Acquisition Event, the cash, securities, or other property into which the shares of capital stock of the Corporation are to be converted shall be insufficient to pay the holders of the Shares and of any shares ranking on liquidation on a parity with the Shares the full amounts to which they respectively shall be entitled pursuant to this paragraph (4)(c), the holders of such Shares and of such parity shares shall share ratably in any cash, securities or other property into which shares of capital stock of the Corporation are to be converted according to the respective amounts which would be payable in respect of the shares held by them upon such payment if all amounts payable on or with respect to said shares were paid in full. Upon the occurrence of any Acquisition Event, after payment shall have been made to the holders of the Shares and of any shares ranking on liquidation on a parity with the Shares of the full amount to which such Shares shall be entitled pursuant to this paragraph (4)(c), no further payments or distributions shall be made with respect to the Shares and all remaining cash, securities, or other property into which shares of capital stock of the Corporation are to be converted shall be allocated ratably to the Common Stock. Nothing herein shall be construed as requiring or permitting a merger, consolidation, share exchange, other business combination, to be treated as a liquidation for any purpose other than the allocations provided for in this paragraph (4)(c).

               (d) Except as provided in paragraph (4)(b) and (4)(c), the merger, consolidation, or similar business combination of the Corporation into or with any other corporation, the merger, consolidation, or similar business combination of any other corporation into or with the Corporation, the acquisition by any other corporation of all of the outstanding shares of one or more classes or series of the statutory share exchange or similar Corporation through a business combination, or the sale, transfer, mortgage, pledge, or lease of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution, or winding up of the affairs of the Corporation within the meaning of paragraph (4). Except as provided in paragraph (4)(c), the entitlement of the holders of Shares in the case of the merger, consolidation, or similar business combination of the Corporation into or with any other corporation, the merger, consolidation, or similar business combination of any other corporation into or with the Corporation, of the acquisition by any other corporation of all of the outstanding shares of one or more classes or series of the Corporation through a statutory share exchange or similar business combination, shall be: (x) if this Corporation shall not be a surviving corporation in such transaction, to receive shares of the surviving corporation having the same rights as the Shares, including, without limitation, conversion rights based upon a Stock Unit as referred to in paragraph (5)(c), or (y) if this Corporation is a surviving corporation in such a transaction, that the transaction does not effect any amendment or repeal of any of the terms and provisions of the outstanding Shares in a manner adversely affecting the holders thereof, which if made through an amendment to the Articles of Incorporation would require authorization by the vote referred to in paragraph (7)(b). No such merger, consolidation, share exchange, or similar transaction shall be effected unless provision for such entitlement is made or shall result and be met for the holders of the Shares, unless such transaction shall, in addition to any other vote required, be authorized by the vote referred to in paragraph (7)(b).

               (e) Written notice of any voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the Corporation within the meaning of paragraph (4)(a), (4)(b) and (4)(c), stating a payment date and the place where the distributable amounts shall be payable, shall be given by first-class mail, postage prepaid, not less than 30 days prior to the payment date stated therein, to each record holder of the Shares at his address as the same shall appear on the shareholder records of the Corporation.

     (5) Conversion Rights.  The Shares shall be convertible into Common Stock,
         -----------------
     $.01 par value per share, of the Corporation on the following terms and conditions:

               (a) Term.  Subject to and upon compliance with the provisions of
                   ----
     this paragraph (5), the holder of any Shares may convert any Shares at his option at any time (during business hours on a Business Day) at the offices of the Company, or at such other place or places, if any, as the Board of Directors may determine, into such number of fully paid and nonassessable shares of Common Stock (or other property) as are issuable pursuant to the conversion formula set forth in paragraph (5)(c), as the same may be adjusted from time to time pursuant to paragraph (6). The Corporation shall make no payment or adjustment on account of distributions accrued or in arrears on the Shares surrendered for conversion and no adjustment on account of distributions on the shares of Common Stock issuable upon conversion.

               (b) Surrender of Shares.  In order for any holder of Shares to be
                   -------------------
     entitled to convert the same into Common Stock, he shall surrender the certificate or certificates for such Shares at one of the places referred to in paragraph (5)(a), duly endorsed to the Corporation or in blank or accompanied by proper instruments of transfer to the Corporation or in blank, and shall give written notice to the Corporation at said place that he elects to convert said Shares and shall state in writing therein the name or names in which he wishes the certificate or certificates for shares of Common Stock issuable on such conversion to be issued. Subject to the provisions of paragraph (5)(a), every such notice of election to convert shall constitute a contract between the holder of such Shares and the Corporation (i) whereby such holder shall be deemed to subscribe for the amount of Common Stock which he will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription, to surrender the Shares to be converted and to release the Corporation from all obligation thereon, and (ii) whereby the Corporation shall be deemed to agree that the surrender of the certificate or certificates for such Shares and the extinguishment of obligation thereon shall constitute full payment of such subscription for the Common Stock so subscribed for and to be issued upon such conversion.

               The Corporation will as soon as practicable after such deposit of certificates for Shares, accompanied by the written notice and the statement above prescribed, issue and deliver to the person for whose account such Shares were so surrendered, or to his nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid. together with a check or cash in respect of any fraction of a share as hereinafter provided in paragraph
     (5)(f). Subject to the following provisions of this paragraph (5), such conversion shall be deemed to have been made on the Business Day on which the Corporation shall have received the Shares to be converted and the notice and statement above prescribed, and the person or persons entitled to receive the Common Stock issuable upon conversion of such Shares shall be deemed for all purposes to have become the record holder or holders of such Common Stock and to have ceased to be the holder of the Shares surrendered for conversion on such Business Day. The Corporation shall not be required to convert, and no surrender of any Shares shall be effective for that purpose, while the shareholder records of the Corporation are closed for any purpose, but the surrender of any Shares for conversion during any period while such records are closed shall become effective for conversion immediately upon the reopening of such records, as if the conversion had been made on the date such Shares were surrendered, and on the basis of conversion in effect on the date of such surrender. Nothing in the preceding sentence shall require the Corporation to effect conversions otherwise than during business hours upon a Business Day, and Shares which are surrendered for conversion upon a day which is not a Business Day shall be deemed to be so surrendered upon the next succeeding Business Day.

               (c) Stock Unit.  Each share of Series D Stock shall be
                   ----------
     convertible, at the times and places and in the manner referred to in subparagraphs (a) and (b) above, into one "Stock Unit". The contents of a Stock Unit as of [October 18, 1991], shall be one (1) share of Common Stock (as constituted upon such date) of the Corporation. The contents of a Stock Unit shall thereafter be subject to adjustment in accordance with the provisions of paragraph (6).

               (d) Taxes.  The issue of share certificates on conversion of
                   -----
     Shares shall be made free of any tax in respect of such issue. The Corporation shall not, however, be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares in a name other than that of the holder of the Shares converted, and the Corporation shall not be required to issue or deliver any such share certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

               (e) Reservation of Shares.  he corporation shall at all times
                   ---------------------
     reserve and keep available, out of its authorized and unissued shares, solely for the purpose of effecting the conversion of Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Shares from time to time outstanding. The Corporation shall from time to time, in accordance with the Georgia Business Corporation Code, use its best efforts to cause the number of authorized shares of its Common Stock to be increased if at any time the number of authorized shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the then outstanding Shares.

               (f) Fractional Shares.  The Corporation shall not be required to
                   -----------------
     issue fractional shares of Common Stock or scrip upon conversion of Shares. As to any final fraction of a share of Common Stock which a holder of one or more Shares would otherwise be entitled to receive upon conversion of Shares in the same transaction, the Corporation shall pay a cash adjustment in respect of such final fraction in an amount equal to $9.00 per share of Series D Stock.

     (6) Antidilution.  The number of shares of Common Stock comprising a Stock
         ------------
     Unit shall be subject to adjustment from time to time, as follows:

               (a) Recapitalization.  In case the Corporation after October 18,
                   ----------------
     1991 (the "Base Date") shall (i) issue a share dividend to the holders of its Common Stock, (ii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iii) issue by reclassification of its shares of Common Stock any shares of the Corporation, then the number of shares of Common Stock comprising a Stock Unit immediately after the happening of any of the events described above shall be adjusted so as to consist of the number of shares of the Corporation which a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive after the happening of such event (taking into account fractional interests in shares included in a Stock Unit to the nearest one-hundredth of a share, and for the purposes of the foregoing considering such fractional interests as outstanding fractional shares). Similar adjustments to the content of a Stock Unit shall be made if any of the events described above in this subparagraph (a) shall thereafter occur. An adjustment made pursuant to this subparagraph (4) shall become effective retroactively immediately after the record date in the case of a share dividend. and shall become effective immediately after the effective date in the case of a combination or reclassification, subject in each case to the provisions of subparagraph (c) of this paragraph (6).

               (b) Merger, Consolidation, or Share Exchange.  In case, after the
                   ----------------------------------------
     Base Date, as a result of a merger, consolidation, or similar business combination of the Corporation into or with another corporation, the acquisition by any other corporation of all of the outstanding shares of one or more classes or series of the Corporation through a statutory share exchange or similar business combination, or the sale or other transfer of the Corporation's property, assets, and business substantially as an entity to a successor corporation, the Common Stock is in effect changed, in whole or in part, into a different kind or class of shares or other securities or property, the contents of a Stock Unit shall thereupon become the kind and amount of shares or other securities or property receivable upon such merger, consolidation, share exchange, or similar business combination, or upon the dissolution following such sale or other transfer, by a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to such change.

               (c) De Minimus Adjustments.  No adjustment in the number of
                   ----------------------
     shares of Common Stock comprising a Stock Unit shall be required under this paragraph (6) unless such adjustment would require an increase or decrease of at least 1% in the number of shares of Common Stock at the time comprising a Stock Unit, or a change in the kind of class of shares or other securities or property Comprising a Stock Unit; provided, however, that any adjustments which by reason of the foregoing are not required at the time to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment. If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to shareholders of any such dividend, distribution, or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution, or subscription or purchase rights, then no adjustment in the number of shares of Common Stock comprising a Stock Unit shall be required by reason of the taking of such record.

               (d) Other Actions by Corporation.  In case the Corporation after
                   ----------------------------
     the Base Date shall take any action affecting the Common Stock, other then action described in subparagraphs (a) and (b) of this paragraph (6), which in the opinion of the Board of Directors of the Corporation would materially affect the rights of this holders of the Shares, the Common Stock included in a Stock Unit shall be adjusted in such manner, if any, and at such time, as the Board of Directors of the Corporation, in its sole discretion, may determine to be equitable in the circumstances. Failure of the board of Directors of the Corporation to provide for an adjustment prior to the effective date of any such action by the corporation affecting the Common Stock shall be conclusive evidence that the Board of Directors of the Corporation has determined that it is equitable to make no adjustment in the circumstances.

               (e) Notices of Adjustment.  Whenever the content of a Stock Unit
                   ---------------------
     is adjusted pursuant to this paragraph (6), the Corporation shall promptly mail to each holder of record of the Shares a certificate signed by the President or Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated and specifying the number, or kind, or class of shares or other securities or property comprising a Stock Unit after giving effect to such adjustment.

               Failure to file any certificate or notice or to publish or mail any notice, or any defect in any certificate or notice, pursuant to this paragraph (6) shall not affect the legality or validity of the adjustment in the content of a Stock unit or of any transaction giving rise thereto.

               (f) Definition of Terms.  For the purposes of this paragraph (6),
                   -------------------
     the number of shares of Common Stock at any time outstanding shall not include shares then owned or held by or for the account of the Corporation or any majority-owned subsidiary.

               For the purposes of this paragraph (6), the term "Common Stock" shall mean (i) the class of shares designated as the Common Stock, par value $.01 per share, of the Corporation at the Base Date or (ii) any other class of shares resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this paragraph (6), a Stock Unit shall include shares of the Corporation other than shares of Common Stock. thereafter the number of such other shares so included in a Stock Unit shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common stock contained in subparagraphs (a) and (b) of this paragraph (6), and all other provisions of this paragraph
     (6) with respect to Common Stock shall apply on like terms to any such other shares. Subject to the foregoing, and unless the context requires otherwise, all references to Common Stock in this paragraph (6) shall, in the event of an adjustment pursuant to this paragraph (6), be deemed to refer also to any other securities or property then comprising a Stock Unit as a result of such adjustments.

     (7)  Voting Rights.
          -------------

               (a) Voting Rights.  The holders of record of the Shares shall
                   -------------
     have one (1) vote in respect of each Share held by such holder of record with respect to every matter coming before any meeting of the shareholders, or otherwise to be acted upon by the shareholders; except that, if at any time the contents of the Stock Unit referred to in subparagraph 5(c) shall include more or fewer than one (1) share of Common Stock of the Corporation, each Share shall have a number of votes per share equal to the fractional number of shares of Common Stock (to the nearest one-hundredth of a share) contained in a Stock Unit upon the record date to determine entitlement to vote, but not less than one (1) vote per share. In all votes of shareholders, the holders of the Shares shall vote in the same class as the holders of Common Stock except as expressly provided in this statement of Designation, Preferences, and Other Rights or as otherwise required by the Georgia Business Corporation Code.

          (b)  Amendment of Terms of Shares.
               ----------------------------

                    (i) Notwithstanding the provisions of subparagraph 7(a), so long as any shares of Series D Stock shall be outstanding, the Corporation shall not, without the affirmative vote at a meeting called for that purpose or the written consent of the holders of at least a majority of the aggregate number of shares of Series A at the time outstanding, or such greater vote as may be required by the Georgia Business Corporation Code, adopt any amendment to the Articles of Incorporation which would amend or repeal any of the terms and provisions of the outstanding shares of Series D Stock in a manner materially affecting the holders thereof.

          (c)       (i)  Issuance of Senior Preferred Shares.  So long as
                         -----------------------------------
          any Shares shall be outstanding, the Corporation shall not, without the affirmative vote at a meeting called for that purpose or the written consent of the holders of at least a majority of the aggregate amount of shares of the Series D stock outstanding, take action to authorize any class of shares ranking prior to the Shares, or to increase the authorized number of shares of any such prior class.

                    (ii) Definition of Senior Preferred Shares.  For the
                         -------------------------------------
          purposes of this subparagraph (c), shares shall be deemed to rank prior to the Shares if the holders thereof shall be entitled to the receipt of distributions or of amounts distributable on liquidation, dissolution, at winding up of the affairs of the Corporation, as the case may be, in preference or priority to the holders of the Shares, but shall be deemed to rank an a parity with, and not prior to the Shares, if the holders of such class shall be entitled to the receipt of distributions or of amounts distributable on liquidation, dissolution, or winding up of the affairs of the Corporation, as the case may be, in proportion to-their respective distribution rates or liquidation prices. without preference or priority one over the other as between the holders of such shares and the holders of the Shares, whether or not the distribution rates, distribution payment dates, or liquidation prices per share thereof are different from those of the Shares (including without limitation, whether or not such other shares shall have the benefit of any provision for any extra participating preferred distribution. It shall not be deemed to be the creation of any such prior class or series of shares if the Corporation shall take action to authorize the creation or issuance of any indebtedness of the withstanding that such indebtedness may be subordinate to other indebtedness of the Corporation, and notwithstanding that such indebtedness may be convertible at the option of the Corporation or the option of the holder into shares of the Corporation (but the authorization of any such shares which are prior to the Shares shall be subject to the foregoing provisions), and notwithstanding that such indebtedness may be both so subordinate and so convertible.

               (d) Exceptions to Voting Rights.  It shall not constitute any
                   ---------------------------
     amendment or repeal of the terms and provisions of any of the outstanding Shares having an adverse effect on the holders thereof within the meaning of subparagraph (b) of this paragraph (7) for the corporation to take action to authorize any other class or series of shares ranking on a parity with the Shares as to either distributions or liquidation preferences or both; and, except as otherwise provided by law or expressly otherwise provided herein, any such action may be authorized without the concurrence of holders of the Shares.

               Notwithstanding the provisions of subparagraphs (b) or (c) above, unless otherwise specifically provided in subparagraph (7)(c)(ii) as to series of Preferred Stock prior to the Shares, no vote or consent of the holders of Shares shall be required in connection with the authorization of any series of Preferred Stock or the issuance of any shares of any such series or the adoption by the board of Directors of the Corporation of any resolution providing for a series of Preferred Stock.

          (8) Relationship to Other Series of Preferred Stock.  Without limiting
              -----------------------------------------------
in any manner the powers of the Board of Directors as expressed in Article Five of the Articles of Incorporation, it is expressly understood that the Board of Directors, without any action on the part of shareholders, may provide in the Articles of Amendment providing for any series of Preferred Stock such conforming provisions and such restrictions on any series (including the Shares) as are reasonably designed to permit consistent treatment among parity series (without materially adversely affecting the rights of the holders of the Shares), including, without limitation, restrictions on the payment of distributions on and/or purchase or redemption (or the setting aside of amounts into a sinking fund for purchase or redemption) of shares ranking on a parity with or junior to such newly created series, which restrictions are applicable to such parity or junior series (including the Shares); without limitation, such restrictions may operate in a manner similar to the manner in which the provisions of paragraph (2) relating to such matters apply by their terms to shares on a parity with or junior to the Shares.

     (9)  Meaning of Certain Terms.
          ------------------------

          (a) For the purposes hereof, shares shall be deemed to rank:

                    (i) prior to Shares either as to distributions or on liquidation if the holders thereof shall be entitled to the receipt of distributions or of amounts distributable on liquidation, dissolution, or winding up of the affairs of the Corporation, as the case may be, in preference or priority to the holders of the Shares;

                    (ii) on a parity with Shares as to distributions or on liquidation, whether or not the distribution rates, distribution payment dates, at redemption or liquidation prices per share thereof are different from those of the Shares (including, without limitation, whether or not such other shares shall have the benefit of any provision for any extra participating preferred distribution), if the holders thereof shall be entitled to the receipt of distributions or of amounts distributable on liquidation, dissolution, at winding up of the affairs of the Corporation, as the case may be, in proportion to their respective distribution rates or liquidation prices, without preference at priority one over the other as between the holders of such shares and the holders of the Shares; and

                    (iii) junior to Shares either as to distributions or on liquidation if the rights of the holders thereof shall be subject or subordinate to the rights of the holders of the Shares in respect of the receipt of distributions or of the amounts distributable on liquidation, dissolution, or winding up of the affairs of the Corporation, as the case may be.

               (b) For the purposes hereof, "Business Day" shall mean any day upon which commercial banks in the City of Atlanta, Georgia are required to be open for the transaction of their general banking business.

          (10) Certain Provisions Concerning Conversion and Retirement.  Upon
               -------------------------------------------------------
the conversion of any of the Shares pursuant to the provisions of paragraph (5), such Shares shall be deemed to be retired. Upon any such retirement and upon such conversion, the Shares so converted or otherwise so retired shall be restored to the status of authorized but undesignated and unissued Shares of Preferred Stock of the Corporation, which shares may thereafter be provided for and designated by the Board of Directors pursuant to Article Five of the Articles of Incorporation as part of a series of Preferred Stock to the same extent as if such shares had not previously been provided for and designated as part of a series of Preferred Stock; but such shares shall not be reissued as shares of Series D Stock.

          (11) Amendment.  The Board of Directors reserves the right to amend
               ---------
the provisions of these Articles of Amendment subject to the provisions of paragraph (7); without limiting the generality of the foregoing, the Board of Directors may amend the provisions of these Articles of Amendment without any vote or consent of the shareholders of the Corporation of any class or series by decreasing (including a decrease to zero) (but not increasing) the number of Shares designated hereby, but no such decrease shall be effected to a number less than the number to Shares at the time issued and outstanding.

                                   EXHIBIT C
             TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                                XCELLENET, INC.

                DESIGNATING THE PREFERENCES AND OTHER RIGHTS OF
                     CONVERTIBLE PREFERRED STOCK, SERIES E



          In addition to the Convertible Preferred Stock, Series A, Series B, Series C and Series D, there is hereby designated, of the authorized but unissued shares of Preferred Stock of the Corporation, a separate series thereof, and the number of shares, voting powers, designation, preferences, and relative, participating, optional, and other special rights, and the qualifications, limitations, and restrictions thereof, of the shares of such series (in addition to those set forth in the Articles of Incorporation which are applicable to the Preferred Stock of all series), shall be as follows:

          (1) Designation and Number of Shares.  The designation of this series
              --------------------------------
of Preferred Stock shall be "Convertible Preferred Stock, Series E" (hereinafter called "Series E Stock"), to consist of 189,915. The shares of Series E are sometimes hereinafter referred to as the "Shares."

          (2)  Distributions.
               -------------

               (a) Distribution Rights.  The holders of Shares shall be entitled
                   -------------------
     to receive, when, as, and if declared by the Board of Directors, subject to restrictions imposed by the Georgia Business Corporation Code or the Articles of Incorporation on distributions to shareholders, and subject to the provisions of paragraph (4) with respect to distributions in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, transfers of money or other property (except of the Corporation's own shares) or incurrence of indebtedness by the Corporation in respect of any of its shares, whether by dividend, purchase, redemption, or other acquisition of shares, a distribution of indebtedness, or otherwise (hereinafter referred to as a "distribution"), in an amount equal to the distribution declared for each Share or for each share of Common Stock. So long as any Shares shall remain outstanding, (i) no distribution whatsoever shall be declared or paid upon or set apart for the Shares or for the Common Stock or any other shares ranking on a parity with or junior to the Shares in payment of distributions; (ii) no redemption or purchase by the Corporation of Shares or of any shares ranking on a parity with or junior to the Shares in payment of distributions shall occur; and (iii) no moneys shall be paid to or made available for a sinking fund for the redemption or purchase of any such shares or otherwise applied to any such redemption or purchase, unless in each instance distributions, redemptions, or payments in an equal amount per share shall have been declared and sufficient funds set aside for the payment thereof to the holders of the Shares.

               (b) Shares Held by Corporation.  For the purposes of this
                   --------------------------
     paragraph (2), no Share shall be deemed to be issued or outstanding at any time at which it is held by or for the account of the Corporation or by or for the account of any majority-owned subsidiary of the Corporation.

     (3) Rights of Redemption.  The Shares will not be subject to redemption by
         --------------------
     the Corporation.

     (4) Rights on Liquidation, Dissolution, or Winding Up.
         --------------------------------------------------

               (a) In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, the holders of the Shares then outstanding shall be entitled to be paid, out of the assets of the Corporation available for distribution to its shareholders, before any payment shall be made to the holders of Common Stock or any shares ranking on liquidation junior to the Shares, an amount equal to $12.00 per share of Series E Stock. If upon voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of the Shares and of any shares ranking on liquidation on a parity with the Shares (including, without limitation, the shares of the Corporation's Convertible Preferred Stock, Series A, Series B, Series C and Series D) the full amounts to which they respectively shall be entitled, the holders of such Shares and of such parity shares shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, after payment shall have been made to the holders of the Shares and of any shares ranking on liquidation on a parity with the Shares of the full amount to which such shares shall be entitled as aforesaid, no further payments or distributions shall be made with respect to the Shares.

               (b) For the purposes of this paragraph (4), the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation of the Corporation, and the allocation of any cash, securities, or other property received by the Corporation in consideration for such sale shall be made in accordance with the provisions of paragraph (4)(a) as if such sale of assets were a liquidation of the Corporation. Nothing herein shall be construed as requiring or permitting a sale of assets to be treated as a liquidation for any purpose other than the allocations provided for in this subparagraph
     (4)(b).

               (c) Notwithstanding any other provision of this paragraph (4), the merger, consolidation, or similar business combination of the Corporation into or with any other corporation or the acquisition by any other corporation of all of the outstanding shares of one or more classes or series of the Corporation through a statutory share exchange or similar business combination, in which, following such merger, consolidation, share exchange, or similar business combination, less than 50% of the voting power of the surviving entity is hold by persons that were shareholders of the Corporation immediately prior to such merger, consolidation, share exchange, or similar business combination (an "Acquisition Event"), shall be deemed to be a liquidation of the Corporation; provided, however, that such a deemed liquidation shall not be governed by the provisions of paragraph (4)(a) but by the following provisions of this paragraph (4)(c). Upon the occurrence of an Acquisition Event, the holders of the Shares then outstanding shall be entitled to be allocated, out of such cash. securities or other property, before any allocation shall be made to the holders of Common Stock or any shares ranking on liquidation junior to the Shares an amount equal to $12.00 per share of Series E Stock. If upon such Acquisition Event, the cash, securities, or other property into which the shares of capital stock of the Corporation are to be converted shall be insufficient to pay the holders of the Shares and of any shares ranking on liquidation on a parity with the Shares the full amounts to which they respectively shall be entitled pursuant to this paragraph (4)(c), the holders of such Shares and of such parity shares shall share ratably in any cash, securities or other property into which shares of capital stock of the Corporation are to be converted according to the respective amounts which would be payable in respect of the shares held by them upon such payment if all amounts payable on or with respect to said shares were paid in full. Upon the occurrence of any Acquisition Event, after payment shall have been made to the holders of the Shares and of any shares ranking on liquidation on a parity with the Shares of the full amount to which such Shares shall be entitled pursuant to this paragraph (4)(c), no further payments or distributions shall be made with respect to the Shares and all remaining cash, securities, or other property into which shares of capital stock of the Corporation are to be converted shall be allocated ratably to the Common Stock. Nothing herein shall be construed as requiring or permitting a merger, consolidation, share exchange, other business combination, to be treated as a liquidation for any purpose other than the allocations provided for in this paragraph (4)(c).

               (d) Except as provided in paragraph (4)(b) and (4)(c), the merger, consolidation, or similar business combination of the Corporation into or with any other corporation, the merger, consolidation, or similar business combination of any other corporation into or with the Corporation, the acquisition by any other corporation of all of the outstanding shares of one or more classes or series of the statutory share exchange or similar Corporation through a business combination, or the sale, transfer, mortgage, pledge, or lease of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution, or winding up of the affairs of the Corporation within the meaning of paragraph (4). Except as provided in paragraph (4)(c), the entitlement of the holders of Shares in the case of the merger, consolidation, or similar business combination of the Corporation into or with any other corporation, the merger, consolidation, or similar business combination of any other corporation into or with the Corporation, of the acquisition by any other corporation of all of the outstanding shares of one or more classes or series of the Corporation through a statutory share exchange or similar business combination, shall be: (x) if this Corporation shall not be a surviving corporation in such transaction, to receive shares of the surviving corporation having the same rights as the Shares, including, without limitation, conversion rights based upon a Stock Unit as referred to in paragraph (5)(c), or (y) if this Corporation is a surviving corporation in such a transaction, that the transaction does not effect any amendment or repeal of any of the terms and provisions of the outstanding Shares in a manner adversely affecting the holders thereof, which if made through an amendment to the Articles of Incorporation would require authorization by the vote referred to in paragraph (7)(b). No such merger, consolidation, share exchange, or similar transaction shall be effected unless provision for such entitlement is made or shall result and be met for the holders of the Shares, unless such transaction shall, in addition to any other vote required, be authorized by the vote referred to in paragraph (7)(b).

               (e) Written notice of any voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the Corporation within the meaning of paragraph (4)(a), (4)(b) and (4)(c), stating a payment date and the place where the distributable amounts shall be payable, shall be given by first-class mail, postage prepaid, not less than 30 days prior to the payment date stated therein, to each record holder of the Shares at his address as the same shall appear on the shareholder records of the Corporation.

     (5) Conversion Rights.  The Shares shall be convertible into Common Stock,
         -----------------
     $.01 par value per share, of the Corporation on the following terms and conditions:

               (a) Term.  Subject to and upon compliance with the provisions of
                   ----
     this paragraph (5), the holder of any Shares may convert any Shares at his option at any time (during business hours on a Business Day) at the offices of the Company, or at such other place or places, if any, as the Board of Directors may determine, into such number of fully paid and nonassessable shares of Common Stock (or other property) as are issuable pursuant to the conversion formula set forth in paragraph (5)(c), as the same may be adjusted from time to time pursuant to paragraph (6). The Corporation shall make no payment or adjustment on account of distributions accrued or in arrears on the Shares surrendered for conversion and no adjustment on account of distributions on the shares of Common Stock issuable upon conversion.

               (b) Surrender of Shares.  In order for any holder of Shares to be
                   -------------------
     entitled to convert the same into Common Stock, he shall surrender the certificate or certificates for such Shares at one of the places referred to in paragraph (5)(a), duly endorsed to the Corporation or in blank or accompanied by proper instruments of transfer to the Corporation or in blank, and shall give written notice to the Corporation at said place that he elects to convert said Shares and shall state in writing therein the name or names in which he wishes the certificate or certificates for shares of Common Stock issuable on such conversion to be issued. Subject to the provisions of paragraph (5)(a), every such notice of election to convert shall constitute a contract between the holder of such Shares and the Corporation (i) whereby such holder shall be deemed to subscribe for the amount of Common Stock which he will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription, to surrender the Shares to be converted and to release the Corporation from all obligation thereon, and (ii) whereby the Corporation shall be deemed to agree that the surrender of the certificate or certificates for such Shares and the extinguishment of obligation thereon shall constitute full payment of such subscription for the Common Stock so subscribed for and to be issued upon such conversion.

               The Corporation will as soon as practicable after such deposit of certificates for Shares, accompanied by the written notice and the statement above prescribed, issue and deliver to the person for whose account such Shares were so surrendered, or to his nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid. together with a check or cash in respect of any fraction of a share as hereinafter provided in paragraph
     (5)(f). Subject to the following provisions of this paragraph (5), such conversion shall be deemed to have been made on the Business Day on which the Corporation shall have received the Shares to be converted and the notice and statement above prescribed, and the person or persons entitled to receive the Common Stock issuable upon conversion of such Shares shall be deemed for all purposes to have become the record holder or holders of such Common Stock and to have ceased to be the holder of the Shares surrendered for conversion on such Business Day. The Corporation shall not be required to convert, and no surrender of any Shares shall be effective for that purpose, while the shareholder records of the Corporation are closed for any purpose, but the surrender of any Shares for conversion during any period while such records are closed shall become effective for conversion immediately upon the reopening of such records, as if the conversion had been made on the date such Shares were surrendered, and on the basis of conversion in effect on the date of such surrender. Nothing in the preceding sentence shall require the Corporation to effect conversions otherwise than during business hours upon a Business Day, and Shares which are surrendered for conversion upon a day which is not a Business Day shall be deemed to be so surrendered upon the next succeeding Business Day.

               (c) Stock Unit.  Each share shall be convertible, at the times
                   ----------
     and places and in the manner referred to in subparagraphs (a) and (b) above, into one "Stock Unit". The contents of a Stock Unit as of [date Warrant is exercised], shall be one (1) share of Common Stock (as constituted upon such date) of the Corporation. The contents of a Stock Unit shall thereafter be subject to adjustment in accordance with the provisions of paragraph (6).

               (d) Taxes.  The issue of share certificates on conversion of
                   -----
     Shares shall be made free of any tax in respect of such issue. The Corporation shall not, however, be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares in a name other than that of the holder of the Shares converted, and the Corporation shall not be required to issue or deliver any such share certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

               (e) Reservation of Shares.  he corporation shall at all times
                   ---------------------
     reserve and keep available, out of its authorized and unissued shares, solely for the purpose of effecting the conversion of Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Shares from time to time outstanding. The Corporation shall from time to time, in accordance with the Georgia Business Corporation Code, use its best efforts to cause the number of authorized shares of its Common Stock to be increased if at any time the number of authorized shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the then outstanding Shares.

               (f) Fractional Shares.  The Corporation shall not be required to
                   -----------------
     issue fractional shares of Common Stock or scrip upon conversion of Shares. As to any final fraction of a share of Common Stock which a holder of one or more Shares would otherwise be entitled to receive upon conversion of Shares in the same transaction, the Corporation shall pay a cash adjustment in respect of such final fraction in an amount equal to $12.00 per share of Series E Stock.

     (6) Antidilution.  The number of shares of Common Stock comprising a Stock
         ------------
     Unit shall be subject to adjustment from time to time, as follows:

               (a) Recapitalization.  In case the Corporation after the date of
                   ----------------
     filing these Articles of Amendment with the Secretary of State of the State of Georgia (the "Base Date") shall (i) issue a share dividend to the holders of its Common Stock, (ii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iii) issue by reclassification of its shares of Common Stock any shares of the Corporation, then the number of shares of Common Stock comprising a Stock Unit immediately after the happening of any of the events described above shall be adjusted so as to consist of the number of shares of the

     Corporation which a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive after the happening of such event (taking into account fractional interests in shares included in a Stock Unit to the nearest one-hundredth of a share, and for the purposes of the foregoing considering such fractional interests as outstanding fractional shares). Similar adjustments to the content of a Stock Unit shall be made if any of the events described above in this subparagraph (a) shall thereafter occur. An adjustment made pursuant to this subparagraph (4) shall become effective retroactively immediately after the record date in the case of a share dividend. and shall become effective immediately after the effective date in the case of a combination or reclassification, subject in each case to the provisions of subparagraph (c) of this paragraph (6).

               (b) Merger, Consolidation, or Share Exchange.  In case, after the
                   ----------------------------------------
     Base Date, as a result of a merger, consolidation, or similar business combination of the Corporation into or with another corporation, the acquisition by any other corporation of all of the outstanding shares of one or more classes or series of the Corporation through a statutory share exchange or similar business combination, or the sale or other transfer of the Corporation's property, assets, and business substantially as an entity to a successor corporation, the Common Stock is in effect changed, in whole or in part, into a different kind or class of shares or other securities or property, the contents of a Stock Unit shall thereupon become the kind and amount of shares or other securities or property receivable upon such merger, consolidation, share exchange, or similar business combination, or upon the dissolution following such sale or other transfer, by a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to such change.

               (c) De Minimus Adjustments.  No adjustment in the number of
                   ----------------------
     shares of Common Stock comprising a Stock Unit shall be required under this paragraph (6) unless such adjustment would require an increase or decrease of at least 1% in the number of shares of Common Stock at the time comprising a Stock Unit, or a change in the kind of class of shares or other securities or property Comprising a Stock Unit; provided, however, that any adjustments which by reason of the foregoing are not required at the time to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment. If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to shareholders of any such dividend, distribution, or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution, or subscription or purchase rights, then no adjustment in the number of shares of Common Stock comprising a Stock Unit shall be required by reason of the taking of such record.

               (d) Other Actions by Corporation.  In case the Corporation after
                   ----------------------------
     the Base Date shall take any action affecting the Common Stock, other then action described in subparagraphs (a) and (b) of this paragraph (6), which in the opinion of the Board of Directors of the Corporation would materially affect the rights of this holders of the Shares, the Common Stock included in a Stock Unit shall be adjusted in such manner, if any, and at such time, as the Board of Directors of the Corporation, in its sole discretion, may determine to be equitable in the circumstances. Failure of the board of Directors of the Corporation to provide for an adjustment prior to the effective date of any such action by the corporation affecting the Common Stock shall be conclusive evidence that the Board of Directors of the Corporation has determined that it is equitable to make no adjustment in the circumstances.

               (e) Notices of Adjustment.  Whenever the content of a Stock Unit
                   ---------------------
     is adjusted pursuant to this paragraph (6), the Corporation shall promptly mail to each holder of record of the Shares a certificate signed by the President or Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated and specifying the number, or kind, or class of shares or other securities or property comprising a Stock Unit after giving effect to such adjustment.

               Failure to file any certificate or notice or to publish or mail any notice, or any defect in any certificate or notice, pursuant to this paragraph (6) shall not affect the legality or validity of the adjustment in the content of a Stock unit or of any transaction giving rise thereto.

               (f) Definition of Terms.  For the purposes of this paragraph (6),
                   -------------------
     the number of shares of Common Stock at any time outstanding shall not include shares then owned or held by or for the account of the Corporation or any majority-owned subsidiary.

               For the purposes of this paragraph (6), the term "Common Stock" shall mean (i) the class of shares designated as the Common Stock, par value $.01 per share, of the Corporation at the Base Date or (ii) any other class of shares resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this paragraph (6), a Stock Unit shall include shares of the Corporation other than shares of Common Stock. thereafter the number of such other shares so included in a Stock Unit shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common stock contained in subparagraphs (a) and (b) of this paragraph (6), and all other provisions of this paragraph
     (6) with respect to Common Stock shall apply on like terms to any such other shares. Subject to the foregoing, and unless the context requires otherwise, all references to Common Stock in this paragraph (6) shall, in the event of an adjustment pursuant to this paragraph (6), be deemed to refer also to any other securities or property then comprising a Stock Unit as a result of such adjustments.

     (7)  Voting Rights.
          -------------

               (a) Voting Rights.  The holders of record of the Shares shall
                   -------------
     have one (1) vote in respect of each Share held by such holder of record with respect to every matter coming before any meeting of the shareholders, or otherwise to be acted upon by the shareholders; except that, if at any time the contents of the Stock Unit referred to in subparagraph 5(c) shall include more or fewer than one (1) share of Common Stock of the Corporation, each Share shall have a number of votes per share equal to the fractional number of shares of Common Stock (to the nearest one-hundredth of a share) contained in a Stock Unit upon the record date to determine entitlement to vote, but not less than one (1) vote per share. In all votes of shareholders, the holders of the Shares shall vote in the same class as the holders of Common Stock except as expressly provided in this statement of Designation, Preferences, and Other Rights or as otherwise required by the Georgia Business Corporation Code.

          (b)  Amendment of Terms of Shares.
               ----------------------------

                    (i) Notwithstanding the provisions of subparagraph 7(a), so long as any shares of Series E Stock shall be outstanding, the Corporation shall not, without the affirmative vote at a meeting called for that purpose or the written consent of the holders of at least a majority of the aggregate number of shares of Series A at the time outstanding, or such greater vote as may be required by the Georgia Business Corporation Code, adopt any amendment to the Articles of Incorporation which would amend or repeal any of the terms and provisions of the outstanding shares of Series E Stock in a manner materially affecting the holders thereof.

          (c)       (i)  Issuance of Senior Preferred Shares.  So long as any
                         -----------------------------------
          Shares shall be outstanding, the Corporation shall not, without the affirmative vote at a meeting called for that purpose or the written consent of the holders of at least a majority of the aggregate amount of shares of the Series E stock outstanding, take action to authorize any class of shares ranking prior to the Shares, or to increase the authorized number of shares of any such prior class.

                    (ii) Definition of Senior Preferred Shares.  For the
                         -------------------------------------
          purposes of this subparagraph (c), shares shall be deemed to rank prior to the Shares if the holders thereof shall be entitled to the receipt of distributions or of amounts distributable on liquidation, dissolution, at winding up of the affairs of the Corporation, as the case may be, in preference or priority to the holders of the Shares, but shall be deemed to rank an a parity with, and not prior to the Shares, if the holders of such class shall be entitled to the receipt of distributions or of amounts distributable on liquidation, dissolution, or winding up of the affairs of the Corporation, as the case may be, in proportion to-their respective distribution rates or liquidation prices. without preference or priority one over the other as between the holders of such shares and the holders of the Shares, whether or not the distribution rates, distribution payment dates, or liquidation prices per share thereof are different from those of the Shares (including without limitation, whether or not such other shares shall have the benefit of any provision for any extra participating preferred distribution. It shall not be deemed to be the creation of any such prior class or series of shares if the Corporation shall take action to authorize the creation or issuance of any indebtedness of the withstanding that such indebtedness may be subordinate to other indebtedness of the Corporation, and notwithstanding that such indebtedness may be convertible at the option of the Corporation or the option of the holder into shares of the Corporation (but the authorization of any such shares which are prior to the Shares shall be subject to the foregoing provisions), and notwithstanding that such indebtedness may be both so subordinate and so convertible.

               (d) Exceptions to Voting Rights.  It shall not constitute any
                   ---------------------------
     amendment or repeal of the terms and provisions of any of the outstanding Shares having an adverse effect on the holders thereof within the meaning of subparagraph (b) of this paragraph (7) for the corporation to take action to authorize any other class or series of shares ranking on a parity with the Shares as to either distributions or liquidation preferences or both; and, except as otherwise provided by law or expressly otherwise provided herein, any such action may be authorized without the concurrence of holders of the Shares.

               Notwithstanding the provisions of subparagraphs (b) or (c) above, unless otherwise specifically provided in subparagraph (7)(c)(ii) as to series of Preferred Stock prior to the Shares, no vote or consent of the holders of Shares shall be required in connection with the authorization of any series of Preferred Stock or the issuance of any shares of any such series or the adoption by the board of Directors of the Corporation of any resolution providing for a series of Preferred Stock.

          (8) Relationship to Other Series of Preferred Stock.  Without limiting
              -----------------------------------------------
in any manner the powers of the Board of Directors as expressed in Article Five of the Articles of Incorporation, it is expressly understood that the Board of Directors, without any action on the part of shareholders, may provide in the Articles of Amendment providing for any series of Preferred Stock such conforming provisions and such restrictions on any series (including the Shares) as are reasonably designed to permit consistent treatment among parity series (without materially adversely affecting the rights of the holders of the Shares), including, without limitation, restrictions on the payment of distributions on and/or purchase or redemption (or the setting aside of amounts into a sinking fund for purchase or redemption) of shares ranking on a parity with or junior to such newly created series, which restrictions are applicable to such parity or junior series (including the Shares); without limitation, such restrictions may operate in a manner similar to the manner in which the provisions of paragraph (2) relating to such matters apply by their terms to shares on a parity with or junior to the Shares.

     (9)  Meaning of Certain Terms.
          ------------------------

          (a) For the purposes hereof, shares shall be deemed to rank:

                    (i) prior to Shares either as to distributions or on liquidation if the holders thereof shall be entitled to the receipt of distributions or of amounts distributable on liquidation, dissolution, or winding up of the affairs of the Corporation, as the case may be, in preference or priority to the holders of the Shares;

                    (ii) on a parity with Shares as to distributions or on liquidation, whether or not the distribution rates, distribution payment dates, at redemption or liquidation prices per share thereof are different from those of the Shares (including, without limitation, whether or not such other shares shall have the benefit of any provision for any extra participating preferred distribution), if the holders thereof shall be entitled to the receipt of distributions or of amounts distributable on liquidation, dissolution, at winding up of the affairs of the Corporation, as the case may be, in proportion to their respective distribution rates or liquidation prices, without preference at priority one over the other as between the holders of such shares and the holders of the Shares; and

                    (iii) junior to Shares either as to distributions or on liquidation if the rights of the holders thereof shall be subject or subordinate to the rights of the holders of the Shares in respect of the receipt of distributions or of the amounts distributable on liquidation, dissolution, or winding up of the affairs of the Corporation, as the case may be.

               (b) For the purposes hereof, "Business Day" shall mean any day upon which commercial banks in the City of Atlanta, Georgia are required to be open for the transaction of their general banking business.

          (10) Certain Provisions Concerning Conversion and Retirement.  Upon
               -------------------------------------------------------
the conversion of any of the Shares pursuant to the provisions of paragraph (5), such Shares shall be deemed to be retired. Upon any such retirement and upon such conversion, the Shares so converted or otherwise so retired shall be restored to the status of authorized but undesignated and unissued Shares of Preferred Stock of the Corporation, which shares may thereafter be provided for and designated by the Board of Directors pursuant to Article Five of the Articles of Incorporation as part of a series of Preferred Stock to the same extent as if such shares had not previously been provided for and designated as part of a series of Preferred Stock; but such shares shall not be reissued as shares of Series E Stock.

          (11) Amendment.  The Board of Directors reserves the right to amend
               ---------
the provisions of these Articles of Amendment subject to the provisions of paragraph (7); without limiting the generality of the foregoing, the Board of Directors may amend the provisions of these Articles of Amendment without any vote or consent of the shareholders of the Corporation of any class or series by decreasing (including a decrease to zero) (but not increasing) the number of Shares designated hereby, but no such decrease shall be effected to a number less than the number to Shares at the time issued and outstanding.

                                   EXHIBIT D
                          TO THE AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                                XCELLENET, INC.

                DESIGNATING THE PREFERENCES AND OTHER RIGHTS OF
                     CONVERTIBLE PREFERRED STOCK, SERIES F



          In addition to the Convertible Preferred Stock, Series A, Series B, Series C, Series D and Series E, there is hereby designated, of the authorized but unissued shares of Preferred Stock of the Corporation, a separate series thereof, and the number of shares, voting powers, designation, preferences, and relative, participating, optional, and other special rights, and the qualifications, limitations, and restrictions thereof, of the shares of such series (in addition to those set forth in the Articles of Incorporation which are applicable to the Preferred Stock of all series), shall be as follows:

          (1) Designation and Number of Shares.  The designation of this series
              --------------------------------
of Preferred Stock shall be "Convertible Preferred Stock, Series F" (hereinafter called "Series F Stock"), to consist of 20,834 shares. The shares of Series F Stock are sometimes hereinafter referred to as the "Shares".

          (2)  Distributions.
               -------------

               (a) Distribution Rights.  The holder of Shares shall be entitled
                   -------------------
     to receive, when, as, and if declared by the Board of Directors, subject to restrictions imposed by the Georgia Business Corporation Code or the Articles of Incorporation on distributions to shareholders, and subject to the provisions of paragraph (4) with respect to distributions in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, transfers of money or other property (except of the Corporation's own shares) or incurrence of indebtedness by the Corporation in respect of any of its shares, whether by dividend, purchase, redemption, or other acquisition of shares, a distribution of indebtedness, or otherwise (hereinafter referred to as a "distribution"), in an amount equal to the distribution declared for each Share or for each share of Common Stock. So long as any Shares shall remain outstanding, (i) no distribution whatsoever shall be declared or paid upon or set apart for the Shares or for the Common Stock or any other shares ranking on a parity with or junior to the Shares in payment of distributions; (ii) no redemption or purchase by the Corporation of Shares or of any shares ranking on a parity with or junior to the Shares in payment of distributions shall occur; and (iii) no moneys shall be paid to or made available for a sinking fund for the redemption or purchase of any such shares or otherwise applied to any such redemption or purchase, unless in each instance distributions, redemptions, or payments in an equal amount per share shall have been declared and sufficient funds set aside for the payment thereof to the holders of the Shares.

               (b) Shares Held by Corporation.  For the purposes of this
                   --------------------------
     paragraph (2), no Share shall be deemed to be issued or outstanding at any time at which it is held by or for the account of the Corporation or by or for the account of any majority-owned subsidiary of the Corporation.

     (3) Rights of Redemption.  The Shares will not be subject to redemption by
         --------------------
     the Corporation.

     (4) Rights on Liquidation, Dissolution, or Winding Up.
         -------------------------------------------------

               (a) In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, the holders of the Shares then outstanding shall be entitled to be paid, out of the assets of the Corporation available for distribution to its shareholders, before any payment shall be made to the holders of Common Stock or any shares ranking on liquidation junior to the Shares, an amount equal to $12.00 per share of Series F Stock. If upon voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, the assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of the Shares and of any shares ranking on liquidation on a parity with the Shares (including, without limitation, the shares of the Corporation's Convertible Preferred Stock, Series A, Series B, Series C, Series D and Series E) the full amounts to which they respectively shall be entitled, the holders of such Shares and of such parity shares shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, after payment shall have been made to the holders of the Shares and of any shares ranking on liquidation on a parity with the Shares of the full amount to which such shares shall be entitled as aforesaid, no further payments or distributions shall be made with respect to the Shares.

               (b) For the purposes of this paragraph (4), the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation of the Corporation, and the allocation of any cash, securities, or other property received by the Corporation in consideration for such sale shall be made in accordance with the provisions of paragraph (4)(a) as if such sale of assets were a liquidation of the Corporation. Nothing herein shall be construed as requiring or permitting a sale of assets to be treated as a liquidation for any purpose other than the allocations provided for in this subparagraph
     (4)(b).

               (c) Notwithstanding any other provision of this paragraph (4), the merger, consolidation, or similar business combination of the Corporation into or with any other corporation\\, or the acquisition by any other corporation of all of the outstanding shares of one or more classes or series of the Corporation through a statutory share exchange or similar business combination, in which, following such merger, consolidation, share exchange, or similar business combination, less than 50% of the voting power of the surviving entity is held by persons that were shareholders of the Corporation immediately prior to such merger, consolidation, share exchange, or similar business combination (an "Acquisition Event"), shall be deemed to be a liquidation of the Corporation; provided, however, that such a deemed liquidation shall not be governed by the provisions of paragraph (4)(a) but by the following provisions of this paragraph (4)(c). Upon the occurrence of an Acquisition Event, the holders of the Shares then outstanding shall be entitled to be allocated, out of such cash, securities or other property, before any allocation shall be made to the holders of Common Stock or any shares ranking on liquidation junior to the Shares\\ an amount equal to $12.00 per share of Series F Stock. If upon such Acquisition Event, the cash, securities, or other property into which the shares of capital stock of the Corporation are to be converted shall be insufficient to pay the holders of the Shares and of any shares ranking on liquidation on a parity with the Shares the full amounts to which they respectively shall be entitled pursuant to this paragraph (4)(c), the holders of such Shares and of such parity shares shall share ratably in any cash, securities or other property into which shares of capital stock of the Corporation are to be converted according to the respective amounts which would be payable in respect of the shares held by them upon such payment if all amounts payable on or with respect to said shares were paid in full. Upon the occurrence of any Acquisition Event, after payment shall have been made to the holders of the Shares and of any shares ranking on liquidation on a parity with the Shares of the full amount to which such Shares shall be entitled pursuant to this paragraph (4)(c), no further payments or distributions shall be made with respect to the Shares and all remaining cash, securities, or other property into which shares of capital stock of the Corporation are to be converted shall be allocated ratably to the Common Stock. Nothing herein shall be construed as requiring or permitting a merger, consolidation, share exchange, other business combination, to be treated as a liquidation for any purpose other than the allocations provided for in this paragraph (4)(c).

               (d) Except as provided in paragraphs (4)(b) and (4)(c), the merger, consolidation, or similar business combination of the Corporation into or with any other corporation, the merger, consolidation, or similar business combination of any other corporation into or with the Corporation, the acquisition by any other corporation of all of the outstanding shares of one or more classes or series of the Corporation through a statutory share exchange or similar business combination, or the sale, transfer, mortgage, pledge, or lease of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution, or winding up of the affairs of the Corporation within the meaning of paragraph (4). Except as provided in paragraph

     (4)(c), the entitlement of the holders of Shares in the case of the merger, consolidation, or similar business combination of the Corporation into or with any other corporation, the merger, consolidation, or similar business combination of any other corporation into or with the Corporation, or the acquisition by any other corporation of all of the outstanding shares of one or more classes or series of the Corporation through a statutory share exchange or similar business combination, shall be: (x) if this Corporation shall not be a surviving corporation in such transaction, to receive shares of the surviving corporation having the same rights as the Shares, including, without limitation, conversion rights based upon a Stock Unit as referred to in paragraph (5)(c), or (y) if this Corporation is a surviving corporation in such a transaction, that the transaction does not effect any amendment or repeal of any of the terms and provisions of the outstanding Shares in a manner adversely affecting the holders thereof, which if made through an amendment to the Articles of Incorporation would require authorization by the vote referred to in paragraph (7)(b). No such merger, consolidation, share exchange, or similar transaction shall be effected unless provision for such entitlement is made or shall result and be met for the holders of the Shares, unless such transaction shall, in addition to any other vote required, be authorized by the vote referred to in paragraph (7)(b).

               (e) Written notice of any voluntary or involuntary dissolution, liquidation, or winding up of the affairs of the Corporation within the meaning of paragraphs (4)(a), (4)(b) and (4)(c), stating a payment date and the place where the distributable amounts shall be payable, shall be given by first-class mail, postage prepaid, not less than 30 days prior to the payment date stated therein, to each record holder of the Shares at his address as the same shall appear on the shareholder records of the Corporation.

     (5) Conversion Rights.  The Shares shall be convertible into Common Stock,
         -----------------
     $.01 par value per share, of the Corporation on the following terms and conditions:

               (a) Term.  Subject to and upon compliance with the provisions of
                   ----
     this paragraph (5), the holder of any Shares may convert any Shares at his option at any time (during business hours on a Business Day) at the offices of the Company, or at such other place or places, if any, as the Board of Directors may determine, into such number of fully paid and nonassessable shares of Common Stock (or other property) as are issuable pursuant to the conversion formula set forth in paragraph (5)(c), as the same may be adjusted from time to time pursuant to paragraph (6). The Corporation shall make no payment or adjustment on account of distributions accrued or in arrears on the Shares surrendered for conversion and no adjustment on account of distributions on the shares of Common Stock issuable upon conversion.

               (b) Surrender of Shares.  In order for any holder of Shares to be
                   -------------------
     entitled to convert the same into Common Stock, he shall surrender the certificate or certificates for such Shares at one of the places referred to in paragraph (5)(a), duly endorsed to the Corporation or in blank or accompanied by proper instruments of transfer to the Corporation or in blank, and shall give written notice to the Corporation at said place that he elects to convert said Shares and shall state in writing therein the name or names in which he wishes the certificate or certificates for shares of Common Stock issuable on such conversion to be issued. Subject to the provisions of paragraph (5)(a), every such notice of election to convert shall constitute a contract between the holder of such Shares and the Corporation (i) whereby such holder shall be deemed to subscribe for the amount of Common Stock which he will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription, to surrender the Shares to be converted and to release the Corporation from all obligation thereon, and (ii) whereby the Corporation shall be deemed to agree that the surrender of the certificate or certificates for such Shares and the extinguishment of obligation thereon shall constitute full payment of such subscription for the Common Stock so subscribed for and to be issued upon such conversion.

               The Corporation will as soon as practicable after such deposit of certificates for Shares, accompanied by the written notice and the statement above prescribed, issue and deliver to the person for whose account such Shares were so surrendered, or to his nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid, together with a check or cash in respect of any fraction of a share as hereinafter provided in paragraph
     (5)(f). Subject to the following provisions of this paragraph (5), such conversion shall be deemed to have been made on the Business Day on which the Corporation shall have received the Shares to be converted and the notice and statement above prescribed, and the person or persons entitled to receive the Common Stock issuable upon conversion of such Shares shall be deemed for all purposes to have become the record holder or holders of such Common Stock and to have ceased to be the holder of the Shares surrendered for conversion on such Business Day. The Corporation shall not be required to convert, and no surrender of any Shares shall be effective for that purpose, while the shareholder records of the Corporation are closed for any purpose, but the surrender of any Shares for conversion during any period while such records are closed shall become effective for conversion immediately upon the reopening of such records, as if the conversion had been made on the date such Shares were surrendered, and on the basis of conversion in effect on the date of such surrender. Nothing in the preceding sentence shall require the Corporation to effect conversions otherwise than during business hours upon a Business Day, and Shares which are surrendered for conversion upon a day which is not a Business Day shall be deemed to be so surrendered upon the next succeeding Business Day.

               (c) Stock Unit.  Each share of Series F Stock shall be
                   ----------
     convertible, at the times and places and in the manner referred to in subparagraphs (a) and (b) above, into one "Stock Unit". The contents of a Stock Unit as of February __, 1993, shall be one (1) share of Common Stock (as constituted upon such date) of the

     Corporation. The contents of a Stock Unit shall thereafter be subject to adjustment in accordance with the provisions of paragraph (6).

               (d) Taxes.  The issue of share certificates on conversion of
                   -----
     Shares shall be made free of any tax in respect of such issue. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in a name other than that of the holder of the Shares converted, and the Corporation shall not be required to issue or deliver any such share certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

               (e) Reservation of Shares.  The Corporation shall at all times
                   ---------------------
     reserve and keep available, out of its authorized and unissued shares, solely for the purpose of effecting the conversion of Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Shares from time to time outstanding. The Corporation shall from time to time, in accordance with the Georgia Business Corporation Code, use its best efforts to cause the number of authorized shares of its Common Stock to be increased if at any time the number of authorized shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the then outstanding Shares.

               (f) Fractional Shares.  The Corporation shall not be required to
                   -----------------
     issue fractional shares of Common Stock or scrip upon conversion of Shares. As to any final fraction of a share of Common Stock which a holder of one or more Shares would otherwise be entitled to receive upon conversion of Shares in the same transaction, the Corporation shall pay a cash adjustment in respect of such final fraction in an amount equal to $12.00 per share of Series F Stock.

     (6) Antidilution.  The number of shares of Common Stock comprising a Stock
         ------------
     Unit shall be subject to adjustment from time to time, as follows:

               (a) Recapitalization.  In case the Corporation after February __,
                   ----------------
     1993, (the "Base Date") shall (i) issue a share dividend to the holders of its Common Stock, (ii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iii) issue by reclassification of its shares of Common Stock any shares of the Corporation, then the number of shares of Common Stock comprising a Stock Unit immediately after the happening of any of the events described above shall be adjusted so as to consist of the number of shares of the Corporation which a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive after the happening of such event (taking into account fractional interests in shares included in a Stock Unit to the nearest one-hundredth of a share, and for the purposes of the foregoing considering such fractional interests as outstanding fractional shares). Similar adjustments to the content of a Stock Unit shall be made if any of the events described above in this subparagraph (a) shall thereafter occur. An adjustment made pursuant to this subparagraph
     (a) shall become effective retroactively immediately after the record date in the case of a share dividend, and shall become effective immediately after the effective date in the case of a combination or reclassification, subject in each case to the provisions of subparagraph (c) of this paragraph (6).

               (b) Merger, Consolidation, or Share Exchange.  In case, after the
                   ----------------------------------------
     Base Date, as a result of a merger, consolidation, or similar business combination of the Corporation into or with another corporation, the acquisition by any other corporation of all of the outstanding shares of one or more classes or series of the Corporation through a statutory share exchange or similar business combination, or the sale or other transfer of the Corporation's property, assets, and business substantially as an entity to a successor corporation, the Common Stock is in effect changed, in whole or in part, into a different kind or class of shares or other securities or property, the contents of a Stock Unit shall thereupon become the kind and amount of shares or other securities or property receivable upon such merger, consolidation, share exchange, or similar business combination, or upon the dissolution following such sale or other transfer, by a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to such change.

               (c) De Minimus Adjustments.  No adjustment in the number of
                   ----------------------
     shares of Common Stock comprising a Stock Unit shall be required under this paragraph (6) unless such adjustment would require an increase or decrease of at least 1% in the number of shares of Common Stock at the time comprising a Stock Unit, or a change in the kind or class of shares or other securities or property comprising a Stock Unit; provided, however, that any adjustments which by reason of the foregoing are not required at the time to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment. If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to shareholders of any such dividend, distribution, or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution, or subscription or purchase rights, then no adjustment in the number of shares of Common Stock comprising a Stock Unit shall be required by reason of the taking of such record.

               (d) Other Actions by Corporation.  In case the Corporation after
                   ----------------------------
     the Base Date shall take any action affecting the Common Stock, other than action described in subparagraphs (a) and (b) of this paragraph (6), which in the opinion of the Board of Directors of the Corporation would materially affect the rights of the holders of the Shares, the Common Stock included in a Stock Unit shall be adjusted in such manner, if any, and at such time, as the Board of Directors of the

     Corporation, in its sole discretion, may determine to be equitable in the circumstances. Failure of the Board of Directors of the Corporation to provide for an adjustment prior to the effective date of any such action by the Corporation affecting the Common Stock shall be conclusive evidence that the Board of Directors of the Corporation has determined that it is equitable to make no adjustment in the circumstances.

               (e) Notices of Adjustment.  Whenever the content of a Stock Unit
                   ---------------------
     is adjusted pursuant to this paragraph (6), the Corporation shall promptly mail to each holder of record of the Shares a certificate signed by the President or Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated and specifying the number, or kind, or class of shares or other securities or property comprising a Stock Unit after giving effect to such adjustment.

               Failure to file any certificate or notice or to publish or mail any notice, or any defect in any certificate or notice, pursuant to this paragraph (6) shall not affect the legality or validity of the adjustment in the content of a Stock Unit or of any transaction giving rise thereto.

               (f) Definition of Terms.  For the purposes of this paragraph (6),
                   -------------------
     the number of shares of Common Stock at any time outstanding shall not include shares then owned or held by or for the account of the Corporation or any majority-owned subsidiary.

               For the purposes of this paragraph (6), the term "Common Stock" shall mean (i) the class of shares designated as the Common Stock, par value $.01 per share, of the Corporation at the Base Date or (ii) any other class of shares resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this paragraph (6), a Stock Unit shall include shares of the Corporation other than shares of Common Stock, thereafter the number of such other shares so included in a Stock Unit shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (a) and (b) of this paragraph (6), and all other provisions of this paragraph
     (6) with respect to Common Stock shall apply on like terms to any such other shares. Subject to the foregoing, and unless the context requires otherwise, all references to Common Stock in this paragraph (6) shall, in the event of an adjustment pursuant to this paragraph (6), be deemed to refer also to any other securities or property then comprising a Stock Unit as a result of such adjustments.

     (7)  Voting Rights.
          -------------

               (a) Voting Rights.  The holders of record of the Shares shall
                   -------------
     have one (1) vote in respect of each Share held by such holder of record with respect to every matter coming before any meeting of the shareholders, or otherwise to be acted upon by the shareholders; except that, if at any time the contents of the Stock Unit referred to in subparagraph 5(c) shall include more or fewer than one (1) share of Common Stock of the Corporation, each Share shall have a number of votes per share equal to the fractional number of shares of Common Stock (to the nearest one-hundredth of a share) contained in a Stock Unit upon the record date to determine entitlement to vote, but not less than one (1) vote per share. In all votes of shareholders, the holders of the Shares shall vote in the same class as the holders of Common Stock except as expressly provided in this statement of Designation, Preferences, and Other Rights or as otherwise required by the Georgia Business Corporation Code.

          (b)  Amendment of Terms of Shares.
               ----------------------------

                    (i) Notwithstanding the provisions of subparagraph 7(a), so long as any shares of Series F Stock shall be outstanding, the Corporation shall not, without the affirmative vote at a meeting called for that purpose or the written consent of the holders of at least a majority of the aggregate number of shares of Series F Stock at the time outstanding, or such greater vote as may be required by the Georgia Business Corporation Code, adopt any amendment to the Articles of Incorporation which would amend or repeal any of the terms and provisions of the outstanding shares of Series F Stock in a manner materially affecting the holders thereof.

          (c) (i)  Issuance of Senior Preferred Shares.  So long as any Shares
                   -----------------------------------
          shall be outstanding, the Corporation shall not, without the affirmative vote at a meeting called for that purpose or the written consent of the holders of at least a majority of the aggregate amount of shares of the Series F Stock outstanding, take action to authorize any class of shares ranking prior to the Shares, or to increase the authorized number of shares of any such prior class.

                    (ii)  Definition of Senior Preferred Shares.  For the
                          -------------------------------------
          purposes of this subparagraph (c), shares shall be deemed to rank prior to the Shares if the holders thereof shall be entitled to the receipt of distributions or of amounts distributable on liquidation, dissolution, or winding up of the affairs of the Corporation, as the case may be, in preference or priority to the holders of the Shares, but shall be deemed to rank on a parity with, and not prior to the Shares, if the holders of such class shall be entitled to the receipt of distributions or of amounts distributable on liquidation, dissolution, or winding up of the affairs of the Corporation, as the case may be, in proportion to their respective distribution rates or liquidation prices, without preference or priority one over the other as between the holders of such shares and the holders of the Shares, whether or not the distribution rates, distribution payment dates, or liquidation prices per share thereof are different from those of the Shares (including without limitation, whether or not such other shares shall have the benefit of any provision for any extra participating preferred distribution). It shall not be deemed to be the creation of any such prior class or series of shares if the Corporation shall take action to authorize the creation or issuance of any indebtedness of the Corporation, notwithstanding that such indebtedness may be subordinate to other indebtedness of the Corporation, and notwithstanding that such indebtedness may be convertible at the option of the Corporation or the option of the holder into shares of the Corporation (but the authorization of any such shares which are prior to the Shares shall be subject to the foregoing provisions), and notwithstanding that such indebtedness may be both so subordinate and so convertible.

               (d) Exceptions to Voting Rights.  It shall not constitute any
                   ---------------------------
     amendment or repeal of the terms and provisions of any of the outstanding Shares having an adverse effect on the holders thereof within the meaning of subparagraph (b) of this paragraph (7) for the Corporation to take action to authorize any other class or series of shares ranking on a parity with the Shares as to either distributions or liquidation preferences or both; and, except as otherwise provided by law or expressly otherwise provided herein, any such action may be authorized without the concurrence of holders of the Shares.

               Notwithstanding the provisions of subparagraphs (b) or (c) above, unless otherwise specifically provided in subparagraph (7)(c)(ii) as to series of Preferred Stock prior to the Shares, no vote or consent of the holders of Shares shall be required in connection with the authorization of any series of Preferred Stock or the issuance of any shares of any such series or the adoption by the Board of Directors of the Corporation of any resolution providing for a series of Preferred Stock.

          (8) Relationship to Other Series of Preferred Stock.  Without limiting
              -----------------------------------------------
in any manner the powers of the Board of Directors as expressed in Article Five of the Articles of Incorporation, it is expressly understood that the Board of Directors, without any action on the part of shareholders, may provide in the Articles of Amendment providing for any series of Preferred Stock such conforming provisions and such restrictions on any series (including the Shares) as are reasonably designed to permit consistent treatment among parity series (without materially adversely affecting the rights of the holders of the Shares), including, without limitation, restrictions on the payment of distributions on and/or purchase or redemption (or the setting aside of amounts into a sinking fund for purchase or redemption) of shares ranking on a parity with or junior to such newly created series, which restrictions are applicable to such parity or junior series (including the Shares); without limitation, such restrictions may operate in a manner similar to the manner in which the provisions of paragraph (2) relating to such matters apply by their terms to shares on a parity with or junior to the Shares.

          (9)  Meaning of Certain Terms.
               ------------------------

               (a) For the purposes hereof, shares shall be deemed to rank:

                    (i) prior to Shares either as to distributions or on liquidation if the holders thereof shall be entitled to the receipt of distributions or of amounts distributable on liquidation, dissolution, or winding up of the affairs of the Corporation, as the case may be, in preference or priority to the holders of the Shares;

                    (ii) on a parity with Shares as to distributions or on liquidation, whether or not the distribution rates, distribution payment dates, or redemption or liquidation prices per share thereof are different from those of the Shares (including, without limitation, whether or not such other shares shall have the benefit of any provision for any extra participating preferred distribution), if the holders thereof shall be entitled to the receipt of distributions or of amounts distributable on liquidation, dissolution, or winding up of the affairs of the Corporation, as the case may be, in proportion to their respective distribution rates or liquidation prices, without preference or priority one over the other as between the holders of such shares and the holders of the Shares; and

                    (iii) junior to Shares either as to distributions or on liquidation if the rights of the holders thereof shall be subject or subordinate to the rights of the holders of the Shares in respect of the receipt of distributions or of the amounts distributable on liquidation, dissolution, or winding up of the affairs of the Corporation, as the case may be.

               (b) For the purposes hereof, "Business Day" shall mean any day upon which commercial banks in the City of Atlanta, Georgia are required to be open for the transaction of their general banking business.

          (10) Certain Provisions Concerning Conversion and Retirement.  Upon
               -------------------------------------------------------
the conversion of any of the Shares pursuant to the provisions of paragraph (5), such Shares shall be deemed to be retired. Upon any such retirement and upon such conversion, the Shares so converted or otherwise so retired shall be restored to the status of authorized but undesignated and unissued shares of Preferred Stock of the Corporation, which shares may thereafter be provided for and designated by the Board of Directors pursuant to Article Five of the Articles of Incorporation as part of a series of Preferred Stock to the same extent as if such shares had not previously been provided for and designated as part of a series of Preferred Stock; but such shares shall not be reissued as shares of Series F Stock.

          (11) Amendment. The Board of Directors reserves the right to amend the
               ---------
provisions of these Articles of Amendment subject to the provisions of paragraph
(7); without limiting the generality of the foregoing, the Board of Directors may amend the provisions of these Articles of Amendment without any vote or consent of the shareholders of the Corporation of any class or series by decreasing (including a decrease to zero) (but not increasing) the number of Shares designated hereby, but no such decrease shall be effected to a number less than the number of Shares at the time issued and outstanding.